UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2011



[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

 ===============================================

       ANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       MAY 31, 2011

 ===============================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ALTHOUGH STOCK VALUATIONS INCREASED OVER
THE COURSE OF THE REPORTING PERIOD, I BELIEVE      [PHOTO OF DANIEL S. McNAMARA]
THAT AS OF THIS WRITING SAVVY INVESTORS COULD
STILL FIND ATTRACTIVE OPPORTUNITIES"

--------------------------------------------------------------------------------

JUNE 2011

Market sentiment fluctuated during the fiscal year as investors responded to geopolitical turmoil, shifting monetary policy, higher energy and commodities prices, and concern about the strength and sustainability of the economic recovery.

At the beginning of the period, investors were expecting the Federal
Reserve (the Fed) to reverse its monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs). Some believed that by doing so, the Fed would compound the nation's economic problems. Perhaps to ease these fears, Fed chairman Ben Bernanke strongly hinted in a speech in late August 2010 about a new round of quantitative easing (QE2). As investors speculated about the size and scope of QE2, the prices of U.S. Treasury securities -- which the Fed was widely expected to buy -- declined and higher risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied. The rally continued through the November mid-term elections.

After the elections, the Fed announced the details of QE2: the purchase of up to $600 billion in long-term Treasuries. In response, and contrary to what one might expect, Treasury prices fell (and yields climbed) as investors continued reallocating their portfolios into higher-risk assets. The preference for higher-risk securities was also supported by better-than-expected corporate earnings. U.S. corporate profits grew by almost 8% in the fourth quarter 2010 and by more than 5% in the first quarter of 2011. Although stock valuations increased over the course of the reporting period, I believe that as of this writing savvy investors could still find attractive opportunities.

In April 2011, a major credit rating agency put U.S. government debt on its watch list. Counter-intuitively, Treasury prices rallied (and yields declined) while legislators debated the nation's fiscal challenges. Treasury prices continued to rise as the Fed started winding down the QE2 program (the program ended on June 30, 2011) and yields ended the reporting period lower than they began. What explains the Treasury market's atypical performance during the fiscal year? In my opinion, investors have used the Fed's exceptional clarity on its interest rate policy to make decisions about how much risk to take.

================================================================================

================================================================================

Meanwhile, unemployment remained high. Although the employment picture improved somewhat, progress was painfully slow. The housing market also weakened. Without the stimulating effects of the first-time homebuyers credit and amid renewed foreclosure filings by mortgage lenders, home prices softened in many markets.

Overhanging the fiscal year was a never-ending stream of bad news from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. At the same time, many emerging markets nations are trying to deal with sharply higher prices for all kinds of commodities, including food, and have sought to dampen inflationary pressures by tightening their monetary policies. Commodities prices increased significantly during the reporting period. Gold, for example, reached a new high (intraday on May 2, 2011) of $1,577.57 an ounce.

In Japan, the aftermath of the earthquake and tsunami, the dreadful toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal. Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are connected to the unfolding events in the Middle East and the Fed's QE2 program. As such, they are an unexpected and unwelcome tax on American consumers, who will have less money to spend on other things.

From all of us at USAA, thank you for the opportunity to serve your investment needs. We will continue to monitor events around the world and stay abreast of issues that could potentially affect your investments with us.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Past performance is no guarantee of future results.

================================================================================

================================================================================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered
      Public Accounting Firm                                                 14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        53

    Financial Statements                                                     58

    Notes to Financial Statements                                            61

EXPENSE EXAMPLE                                                              83

ADVISORY AGREEMENTS                                                          85

TRUSTEES' AND OFFICERS' INFORMATION                                          92

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may at times implement an equity hedging strategy and a global tactical asset allocation strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*        Credit Suisse Asset Management, LLC

  ARNOLD J. ESPE, CFA                        MIKA TOIKKA
  Bonds and Money Market Instruments         U.S. Equity Securities

  MARK W. JOHNSON, CFA                     Credit Suisse Securities (USA) LLC (CSSU)*
  DAN DENBOW, CFA                          Volaris Volatility Management Group
  Precious Metals and Minerals,
  Real Estate Securities                     YIRONG LI, CFA
                                             DEFINA MALUKI, CFA
  JOHN P. TOOHEY, CFA                        Option-Based Risk Management Strategy
  WASIF A. LATIF
  U.S. Equity Securities and               Quantitative Management Associates LLC**
  International Equity Securities
  Option-Based Risk Management Strategy      MARGARET S. STUMPP, Ph.D.
                                             JACOB POZARNY, Ph.D.
Batterymarch Financial Management, Inc.      JOHN VAN BELLE, Ph.D.
                                             International Equity Securities
  ADAM J. PETRYK, CFA
  MICHAEL P. MCELROY, CFA
  U.S. and International Equity Securities

--------------------------------------------------------------------------------

o HOW DID THE USAA CORNERSTONE STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the 12-month reporting period ended May 31, 2011, the Fund had a total return of 20.99%. This compares to returns of 19.15% for the Lipper Global Flexible Portfolio Funds Index and 25.95% for the S&P 500 Index.

    Refer to page 9 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective January 31, 2011, Credit Suisse Securities (USA) LLC (CSSU)
     Volaris Volatility Management Group no longer is a co-manager of the Fund and was replaced by USAA Investment Management Company.

    **Effective August 1, 2010, Ted Lockwood no longer is a co-manager of the Fund.

================================================================================

2  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund. Batterymarch Financial Management, Inc. (Batterymarch) manages the Fund's global stock portfolio and Credit Suisse Asset Management, LLC (Credit Suisse) serves as a U.S. stock portfolio manager for the Fund. Credit Suisse Securities (USA) LLC
    (CSSU) Volaris Volatility Management Group (Volaris Group) was responsible for managing the Fund's hedging strategy. This strategy involves the use of options on stock indices or exchange-traded funds (ETFs) in an effort to reduce the Fund's volatility. This strategy is also referred to as the "equity hedging strategy." The equity hedging strategy is now managed by IMCO. Quantitative Management Associates LLC (QMA) manages a portfolio of non-U.S. developed market stocks.

o   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD?

    The past year was characterized by a very favorable environment for the world financial markets. Although both stocks and bonds were affected periodically by major global events such as the debt crisis in Europe, the turmoil in the Middle East, and the earthquake in Japan, investor sentiment generally remained very strong throughout the period. The markets' robust performance stemmed from three key factors: improving global economic growth, the highly accommodative policies of the world's central banks, and the strength in corporate earnings.

    The result was outstanding performance for the major equity indices. In the United States, the 25.95% return of the large-cap S&P 500 Index was surpassed by the even more impressive 29.75% gain of the small-cap Russell 2000 Index. Overseas, the developed-market MSCI EAFE Index rose 30.41%, while the MSCI Emerging Markets Index climbed 30.18%. The domestic bond market also gained ground, rising 5.84% as measured by the Barclays US Aggregate Bond Index.

    Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING  THE REPORTING PERIOD?

    The largest contribution to the Fund's performance came from the fixed-income portfolio. The Fund's fixed-income segment generated a return of 19.66% and beat the 7.22% return of the Lipper Investment Grade Intermediate Debt Funds Average.

    The primary reason for the substantial outperformance of the bond portfolio was its overweight position in two areas: corporate bonds -- particularly those in the financial sector -- and commercial mortgage backed securities, or CMBS. Both market segments performed well during the past year, and the Fund's holdings, in particular, were boosted by their substantial yield advantage relative to the bond market as a whole.

    Even though our bond portfolio has outpaced the peer group in the past two-plus years, we are by no means standing pat. In fact, we are actively working to protect our recent gains and position the portfolio for the shifting environment. First, we continue to rotate out of bonds that are trading at appropriate levels and into those that offer the combination of attractive yields and sound fundamentals -- an approach that should provide a cushion in the event of a market downturn. Second, we are maintaining extensive portfolio diversification, both among asset classes and individual securities. And third, we are striving to guard the Fund against potentially adverse developments such as higher interest rates (by adding more floating rate securities) and rising Treasury yields (by establishing a duration, or interest rate sensitivity, below that of the broader market).

    We believe these shifts, along with our preference for higher-yielding securities in the corporate and CMBS areas, should help our portfolio

    As interest rates rise, existing bond prices fall. o Commercial mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

4  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    hold up well even if the broader market environment becomes more challenging.

o HOW WOULD YOU CHARACTERIZE THE PERFORMANCE OF THE FUND'S UNDERLYING MANAGERS ON THE EQUITY SIDE?

    Consistent with the positive environment for the global stock markets, the Fund's equity managers delivered outstanding absolute returns. The portfolio of developed-market international stocks managed by QMA performed particularly well during the past year, while the Fund's domestic equity managers -- Credit Suisse and Batterymarch -- delivered a positive absolute return and finished near their respective benchmarks.

o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    Our hedging strategy seeks to protect the portfolio against large, unexpected market declines through the use of options on stock indices or exchange-traded funds (ETFs). As a result, the strategy typically dampens performance when stocks perform as well as they did during the past year. Nevertheless, we believe it is prudent to maintain this approach in order to mitigate volatility and hedge the risk of a significant stock market correction.

o   HOW ARE THE FUND'S ASSETS ALLOCATED, AND WHY?

    Our allocation strategy remained fairly consistent throughout the course of the year. In the equity portion of the Fund, the continued problems with European government finances prompted us to favor U.S. equities over non-U.S. developed market equities. The European banking system is more highly leveraged than the U.S. banking

    Past performance is no guarantee of future results.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    system, and it holds significant amounts of sovereign debt issued by the economically-weak and highly-indebted eurozone countries. With this as the backdrop, we opted for a lighter weighting in the non-U.S. developed market equities even though their valuations are more attractive than those of the United States.

    Within the U.S. market, we continued to favor large-cap stocks over small-cap stocks. We believe large-cap stocks have healthier balance sheets, higher exposure to the faster growth of non-domestic markets, and more attractive valuations than their small-cap stock counterparts.

    We maintained a positive view on the emerging markets, which are in better financial shape and have stronger growth prospects than their developed market peers.

    Finally, we maintained a small "real return" allocation as a hedge against the possibility of rising inflation. Here, our investment in commodity-related equities produced a return in the high teens, but nonetheless lagged relative to the other equity segments of the Fund. The real return allocation also held a position in real estate investment trusts, or REITs, but we opted to eliminate most of this weighting in May 2011 on the belief that the asset class had become fully valued after its multi-year rally.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    We retain an optimistic view, but we are growing more cautious. While this caution has not yet been reflected in any major changes to the Fund's allocation, we are carefully watching economic developments to assess if any shifts are appropriate.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Cornerstone Fund is subject to various risks including Real Estate Investment Trusts (REIT) investment risk. Investing in REITs may subject the Fund to many of the same risks associated with direct ownership of real estate.

================================================================================

6  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    Our caution is based on the mixed picture we see in the economic outlook. On one hand, corporate earnings are strong, and certain areas of the economy -- such as manufacturing, personal consumption, and consumer credit -- remain healthy. At the same time, however, housing market weakness, rising energy costs, the evolving sovereign debt crisis in Europe, and budget cutbacks at the state and local government levels all remain important reasons for caution. In addition, we will need to see how the economy reacts to the imminent end of the Fed's quantitative easing policy. Stock market valuations are no longer cheap, so the margin for error is smaller than it has been during the bull run of the past two years.

    With this as the backdrop, economic developments will be critical in our assessment of whether it is appropriate to add or reduce risk in the portfolio. We will not be fully confident that growth is on a self-sustaining path until we see a meaningful decrease in unemployment, rising bank lending to the private sector, and corporate earnings growth that is fueled by top-line revenue increases and not just cost-cutting. Developments in these areas will be our guide in the months ahead.

o   DO YOU HAVE ANY CLOSING THOUGHTS?

    While it is easy for investors to become complacent following a period of strong market performance, this is in fact the time when investors need to become MORE vigilant. While we maintain a cautiously positive view on the underpinnings of the global financial markets, we will be watching closely to see how the various risk factors evolve as we move through 2011. In this potentially challenging environment, we believe our investors will be well-served by the Fund's steady approach and extensive portfolio diversification.

    Diversification does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

--------------------------------------------------------------------------------

                                          5/31/11                    5/31/10
--------------------------------------------------------------------------------
Net Assets                           $2,294.2 Million           $1,924.2 Million
Net Asset Value Per Share                 $24.05                     $20.43

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------
   1 Year                            5 Years                      10 Years
   20.99%                             4.69%                         5.17%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO*
--------------------------------------------------------------------------------
     Before Reimbursement      1.45%         After Reimbursement      1.42%

             (Includes acquired fund fees and expenses of .14%)

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*EFFECTIVE OCTOBER 1, 2010, AND CONTINUING THROUGH OCTOBER 1, 2011, USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.28% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011. THE INFORMATION IN THE ABOVE FEE TABLE HAS BEEN RESTATED TO REFLECT THE CURRENT EXPENSE REIMBURSEMENT. THESE BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2010. THESE EXPENSE RATIOS WILL DIFFER FROM THE FUND'S ACTUAL EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               USAA CORNERSTONE    LIPPER GLOBAL FLEXIBLE       S&P 500
                STRATEGY FUND          FUNDS INDEX          REINVESTED INDEX
05/31/01         $10,000.00            $10,000.00             $10,000.00
06/30/01           9,845.67              9,853.85               9,756.61
07/31/01           9,869.41              9,714.35               9,660.57
08/31/01           9,639.89              9,474.44               9,055.80
09/30/01           8,971.11              8,849.79               8,324.52
10/31/01           9,058.17              9,058.91               8,483.26
11/30/01           9,493.47              9,386.20               9,133.98
12/31/01           9,626.13              9,397.76               9,214.00
01/31/02           9,469.67              9,336.97               9,079.54
02/28/02           9,523.20              9,260.37               8,904.44
03/31/02           9,844.34              9,517.61               9,239.33
04/30/02           9,712.59              9,389.37               8,679.16
05/31/02           9,704.35              9,499.81               8,615.22
06/30/02           9,358.51              9,142.05               8,001.57
07/31/02           8,827.38              8,600.89               7,377.97
08/31/02           8,897.37              8,643.67               7,426.24
09/30/02           8,390.95              8,111.98               6,619.16
10/31/02           8,699.75              8,453.50               7,201.76
11/30/02           9,062.06              8,792.75               7,625.65
12/31/02           8,831.45              8,569.11               7,177.66
01/31/03           8,584.71              8,433.27               6,989.63
02/28/03           8,465.60              8,345.04               6,884.76
03/31/03           8,461.34              8,336.19               6,951.60
04/30/03           8,997.36              8,820.95               7,524.21
05/31/03           9,452.54              9,292.96               7,920.64
06/30/03           9,588.67              9,405.33               8,021.68
07/31/03           9,660.99              9,478.79               8,163.11
08/31/03           9,865.19              9,678.89               8,322.31
09/30/03           9,869.44              9,826.87               8,233.93
10/31/03          10,324.63             10,202.84               8,699.73
11/30/03          10,486.28             10,366.51               8,776.27
12/31/03          10,925.51             10,713.77               9,236.54
01/31/04          11,062.78             10,955.98               9,406.07
02/29/04          11,260.10             11,110.02               9,536.81
03/31/04          11,165.73             11,159.97               9,392.94
04/30/04          10,972.70             10,838.13               9,245.48
05/31/04          11,067.07             10,888.23               9,372.36
06/30/04          11,285.84             11,039.95               9,554.60
07/31/04          10,955.54             10,758.55               9,238.37
08/31/04          10,959.83             10,800.79               9,275.74
09/30/04          11,152.86             11,060.22               9,376.21
10/31/04          11,315.86             11,263.06               9,519.45
11/30/04          11,783.43             11,784.54               9,904.62
12/31/04          12,182.83             12,120.01              10,241.66
01/31/05          11,977.43             11,904.85               9,992.02
02/28/05          12,260.43             12,184.24              10,202.29
03/31/05          12,050.46             11,957.49              10,021.63
04/30/05          11,867.88             11,832.28               9,831.57
05/31/05          12,109.80             12,059.03              10,144.39
06/30/05          12,150.88             12,190.51              10,158.79
07/31/05          12,506.92             12,481.17              10,536.58
08/31/05          12,593.64             12,552.92              10,440.44
09/30/05          12,671.24             12,783.74              10,525.00
10/31/05          12,392.80             12,538.98              10,349.54
11/30/05          12,657.55             12,848.09              10,740.99
12/31/05          12,856.43             13,187.83              10,744.67
01/31/06          13,199.07             13,722.53              11,029.22
02/28/06          13,169.27             13,712.34              11,059.15
03/31/06          13,338.11             13,903.51              11,196.81
04/30/06          13,581.43             14,196.10              11,347.16
05/31/06          13,159.34             13,844.84              11,020.57
06/30/06          13,179.20             13,738.05              11,035.51
07/31/06          13,288.45             13,751.11              11,103.58
08/31/06          13,586.40             14,044.16              11,367.77
09/30/06          13,700.61             14,210.64              11,660.72
10/31/06          14,058.15             14,530.66              12,040.70
11/30/06          14,415.69             14,877.80              12,269.66
12/31/06          14,632.45             15,036.21              12,441.78
01/31/07          14,813.43             15,173.41              12,629.94
02/28/07          14,758.59             15,099.76              12,382.91
03/31/07          14,923.12             15,220.68              12,521.42
04/30/07          15,312.51             15,591.53              13,076.05
05/31/07          15,636.10             15,909.96              13,532.34
06/30/07          15,488.02             15,880.95              13,307.53
07/31/07          15,219.28             15,805.76              12,894.93
08/31/07          15,224.76             15,750.49              13,088.23
09/30/07          15,822.57             16,307.77              13,577.71
10/31/07          16,261.32             16,683.69              13,793.69
11/30/07          15,608.67             16,210.30              13,217.02
12/31/07          15,514.69             16,048.72              13,125.33
01/31/08          14,753.74             15,482.39              12,338.05
02/29/08          14,640.54             15,430.64              11,937.24
03/31/08          14,407.85             15,349.13              11,885.69
04/30/08          14,873.23             15,835.12              12,464.56
05/31/08          15,200.25             15,997.72              12,626.01
06/30/08          14,332.38             15,139.80              11,561.59
07/31/08          14,017.94             14,834.88              11,464.41
08/31/08          13,829.27             14,702.97              11,630.23
09/30/08          12,483.45             13,330.73              10,593.90
10/31/08          10,376.67             11,228.98               8,814.67
11/30/08           9,785.51             10,605.69               8,182.18
12/31/08          10,167.51             10,853.66               8,269.24
01/31/09           9,497.91             10,248.60               7,572.26
02/28/09           8,776.30              9,515.59               6,765.98
03/31/09           9,257.37             10,060.86               7,358.65
04/30/09          10,102.50             10,815.12               8,062.94
05/31/09          11,188.16             11,659.58               8,513.92
06/30/09          11,305.18             11,723.70               8,530.81
07/31/09          11,981.28             12,486.29               9,176.06
08/31/09          12,358.33             12,906.18               9,507.35
09/30/09          13,008.43             13,347.57               9,862.12
10/31/09          13,027.93             13,150.82               9,678.91
11/30/09          13,437.49             13,601.16              10,259.49
12/31/09          13,691.12             13,786.67              10,457.65
01/31/10          13,510.27             13,519.36              10,081.45
02/28/10          13,717.91             13,715.91              10,393.75
03/31/10          14,293.96             14,327.90              11,020.96
04/30/10          14,427.92             14,490.59              11,194.95
05/31/10          13,677.72             13,635.13              10,301.03
06/30/10          13,403.10             13,408.89               9,761.79
07/31/10          14,059.52             14,034.14              10,445.73
08/31/10          13,838.48             13,770.76               9,974.16
09/30/10          14,715.94             14,509.75              10,864.30
10/31/10          15,091.04             14,994.73              11,277.68
11/30/10          14,970.47             14,809.55              11,279.13
12/31/10          15,558.17             15,430.51              12,032.93
01/31/11          15,661.38             15,472.70              12,318.13
02/28/11          16,094.89             15,844.50              12,740.13
03/31/11          16,246.28             15,944.02              12,745.20
04/30/11          16,727.95             16,464.21              13,122.66
05/31/11          16,549.06             16,246.38              12,974.11

                                   [END CAHRT]

                          Data from 5/31/01 to 5/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

TOP 3 HOLDINGS BY SECTOR* -- 5/31/2011
(% of Net Assets)

--------------------------------------------------------------------------------

  INTERNATIONAL EQUITY SECURITIES
      Vanguard MSCI Emerging Markets ETF**                               9.5%
      iShares MSCI EAFE Index Fund**                                     1.7%
      Swiss Re Capital I, LP, 6.85%, perpetual                           0.4%

  BONDS
      StanCorp Financial Group, Inc.                                     0.5%
      CoBank ACB                                                         0.5%
      Genworth Financial, Inc.                                           0.5%

  U.S. EQUITY SECURITIES
      SPDR Trust Series 1 ETF**                                          6.4%
      Vanguard Dividend Appreciation Index Fund                          1.9%
      Exxon Mobil Corp.                                                  0.7%

  OTHER ALTERNATIVE INVESTMENT STRATEGIES
      PIMCO Commodity Real Return Strategy Fund                          0.9%

  PRECIOUS METALS AND MINERALS SECURITIES
      Goldcorp, Inc.                                                     0.3%
      Barrick Gold Corp.                                                 0.3%
      Royal Gold, Inc.                                                   0.2%

  GLOBAL REAL ESTATE EQUITY SECURITIES
      Commonwealth REIT                                                  0.3%
      Simon Property Group, Inc.                                         0.1%
      Stockland                                                          0.0%***

  * Excludes money market instruments.

 ** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be acceptable.

*** Represents less than 0.1%.

You will find a complete list of securities that the Fund owns on pages 15-52.

Foreign and precious metals and minerals investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

10  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                               TOP 10 INDUSTRIES*
                                 AS OF 5/31/2011
                                (% of Net Assets)

Commercial Mortgage-Backed Securities ....................................  7.0%
Regional Banks ...........................................................  4.5%
Property & Casualty Insurance ............................................  4.4%
Multi-Line Insurance .....................................................  3.6%
Gold .....................................................................  3.2%
Diversified Banks ........................................................  3.0%
Life & Health Insurance ..................................................  2.9%
Integrated Oil & Gas .....................................................  2.6%
Other Diversified Financial Services .....................................  2.6%
Electric Utilities .......................................................  2.2%

* Excludes U.S. government and exchange-traded funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o ASSET ALLOCATION -- 5/31/2011* o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES                                                     33.2%
BONDS                                                                      32.5%
INTERNATIONAL EQUITY SECURITIES                                            25.2%
PRECIOUS METALS AND MINERALS SECURITIES                                     3.5%
MONEY MARKET INSTRUMENTS*                                                   3.2%
OTHER ALTERNATIVE INVESTMENT STRATEGIES                                     0.9%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.8%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA CORNERSTONE STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

21.46% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2011, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $5,346,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 22, 2011

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2011

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
U.S. EQUITY SECURITIES (33.2%)

COMMON STOCKS (23.1%)

CONSUMER DISCRETIONARY (2.9%)
-----------------------------
ADVERTISING (0.0%)
   10,300    Interpublic Group of Companies, Inc.                     $      123
    4,581    National Cinemedia, Inc.                                         82
    7,600    Omnicom Group, Inc.                                             355
                                                                      ----------
                                                                             560
                                                                      ----------
APPAREL RETAIL (0.4%)
    1,400    Abercrombie & Fitch Co. "A"                                     106
   14,370    Aeropostale, Inc.*                                              271
    2,574    Ann, Inc.*                                                       72
    6,900    Foot Locker, Inc.                                               172
   12,300    Gap, Inc.                                                       239
   33,800    Limited Brands, Inc.                                          1,351
    3,047    Men's Wearhouse, Inc.                                           105
   34,735    Ross Stores, Inc.                                             2,847
    4,817    Stage Stores, Inc.                                               87
   68,226    TJX Companies, Inc.                                           3,617
                                                                      ----------
                                                                           8,867
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
    2,847    Carter's, Inc.*                                                  90
    8,000    Coach, Inc.(a)                                                  509
    2,200    Fossil, Inc.*                                                   233
    5,308    Jones Group, Inc.                                                65
    2,000    Polo Ralph Lauren Corp.                                         254
    3,290    VF Corp.                                                        328
    1,400    Warnaco Group, Inc.*                                             77
                                                                      ----------
                                                                           1,556
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.2%)
    4,198    Autoliv, Inc.                                                   323
    3,400    BorgWarner, Inc.*                                               247
    4,184    Dana Holding Corp.*                                              76
   16,700    Johnson Controls, Inc.                                          661
   11,000    Lear Corp.                                                      559
    1,981    Tenneco, Inc.*                                                   83
   24,500    TRW Automotive Holdings Corp.*                                1,393
                                                                      ----------
                                                                           3,342
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.1%)
   94,700    Ford Motor Co.*                                               1,413
                                                                      ----------
AUTOMOTIVE RETAIL (0.1%)
      600    AutoNation, Inc.*(b)                                             21
    2,600    AutoZone, Inc.*                                                 764
    4,200    CarMax, Inc.*                                                   125
    1,681    Group 1 Automotive, Inc.                                         65
    2,400    O'Reilly Automotive, Inc.*                                      144
    5,067    Pep Boys - Manny, Moe & Jack                                     72
                                                                      ----------
                                                                           1,191
                                                                      ----------
BROADCASTING (0.0%)
   17,400    CBS Corp. "B"                                                   486
    8,600    Discovery Communications, Inc. "A"*                             375
                                                                      ----------
                                                                             861
                                                                      ----------
CABLE & SATELLITE (0.4%)
    7,200    Cablevision Systems Corp. "A"                                   256
  136,000    Comcast Corp. "A"                                             3,432
   45,400    DIRECTV "A"*                                                  2,282
   46,100    DISH Network Corp. "A"*                                       1,396
    6,500    Liberty Global, Inc. "A"*                                       293
    8,800    Time Warner Cable, Inc.                                         679
    8,800    Virgin Media, Inc.                                              287
                                                                      ----------
                                                                           8,625
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
CASINOS & GAMING (0.0%)
   11,800    International Game Technology                            $      204
    8,200    Las Vegas Sands Corp.*                                          341
    2,000    MGM Mirage*                                                      30
    4,226    Pinnacle Entertainment, Inc.*                                    61
    2,000    Wynn Resorts Ltd.                                               293
                                                                      ----------
                                                                             929
                                                                      ----------
CATALOG RETAIL (0.0%)
   20,300    Liberty Media Corp.- Interactive "A"*                           370
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    8,600    Best Buy Co., Inc.                                              273
                                                                      ----------
CONSUMER ELECTRONICS (0.0%)
      800    Garmin Ltd.                                                      27
    5,300    Harman International
             Industries, Inc.                                                254
                                                                      ----------
                                                                             281
                                                                      ----------
DEPARTMENT STORES (0.1%)
    6,900    J.C. Penney Co., Inc.                                           244
    7,600    Kohl's Corp.                                                    405
   12,100    Macy's, Inc.                                                    349
    5,400    Nordstrom, Inc.                                                 253
    4,656    Saks, Inc.*                                                      53
      400    Sears Holdings Corp.*                                            28
                                                                      ----------
                                                                           1,332
                                                                      ----------
DISTRIBUTORS (0.0%)
    7,100    Genuine Parts Co.                                               389
                                                                      ----------
EDUCATION SERVICES (0.0%)
    2,111    American Public Education, Inc.*                                 93
    3,400    Apollo Group, Inc. "A"*                                         140
    3,980    DeVry, Inc.                                                     214
                                                                      ----------
                                                                             447
                                                                      ----------
FOOTWEAR (0.0%)
    1,256    Deckers Outdoor Corp.*                                          114
    4,329    Iconix Brand Group, Inc.*                                       107
    8,783    NIKE, Inc. "B"                                                  742
                                                                      ----------
                                                                             963
                                                                      ----------
GENERAL MERCHANDISE STORES (0.5%)
    4,700    Dollar Tree, Inc.*(a)                                           300
  127,100    Family Dollar Stores, Inc.                                    7,085
   75,600    Target Corp.                                                  3,744
                                                                      ----------
                                                                          11,129
                                                                      ----------
HOME FURNISHINGS (0.0%)
   11,600    Leggett & Platt, Inc.                                           300
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.1%)
   40,800    Home Depot, Inc.                                              1,480
   34,200    Lowe's Companies, Inc.                                          826
                                                                      ----------
                                                                           2,306
                                                                      ----------
HOMEBUILDING (0.0%)
      100    NVR, Inc.*                                                       75
                                                                      ----------
HOMEFURNISHING RETAIL (0.0%)
    7,200    Bed Bath & Beyond, Inc.*                                        388
    1,700    Williams-Sonoma, Inc.                                            67
                                                                      ----------
                                                                             455
                                                                      ----------
HOTELS, RESORTS, & CRUISE LINES (0.1%)
   12,300    Carnival Corp.                                                  478
    8,100    Marriott International, Inc. "A"                                306
    1,000    Royal Caribbean Cruises Ltd.*                                    39
    5,400    Starwood Hotels & Resorts Worldwide, Inc.                       329
    5,800    Wyndham Worldwide Corp.                                         202
                                                                      ----------
                                                                           1,354
                                                                      ----------
HOUSEHOLD APPLIANCES (0.1%)
    4,782    Stanley Black & Decker, Inc.                                    353
   13,972    Whirlpool Corp.                                               1,171
                                                                      ----------
                                                                           1,524
                                                                      ----------
HOUSEWARES & SPECIALTIES (0.0%)
    5,000    Fortune Brands, Inc.                                            324
   12,500    Newell Rubbermaid, Inc.                                         222
                                                                      ----------
                                                                             546
                                                                      ----------
INTERNET RETAIL (0.2%)
    8,900    Amazon.com, Inc.*                                             1,751
    5,800    Expedia, Inc.                                                   162

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    1,100    Netflix, Inc.*                                           $      298
    3,580    Priceline.com, Inc.*                                          1,844
    2,159    Shutterfly, Inc.*                                               131
                                                                      ----------
                                                                           4,186
                                                                      ----------
LEISURE PRODUCTS (0.0%)
    3,580    Brunswick Corp.                                                  78
    3,601    JAKKS Pacific, Inc.*                                             71
   13,100    Mattel, Inc.                                                    346
      700    Polaris Industries, Inc.                                         77
                                                                      ----------
                                                                             572
                                                                      ----------
MOTORCYCLE MANUFACTURERS (0.0%)
    7,100    Harley-Davidson, Inc.                                           264
                                                                      ----------
MOVIES & ENTERTAINMENT (0.2%)
    6,612    Live Nation, Inc.*                                               76
   54,600    News Corp. "A"                                                1,001
   10,800    News Corp. "B"                                                  204
   28,500    Time Warner, Inc.                                             1,038
   14,700    Viacom, Inc. "B"                                                741
   44,550    Walt Disney Co.                                               1,855
                                                                      ----------
                                                                           4,915
                                                                      ----------
PUBLISHING (0.1%)
    9,656    McGraw-Hill Companies, Inc.(a)                                  410
   10,700    Scholastic Corp.                                                291
   10,500    Thomson Reuters Corp.                                           409
    1,637    Valassis Communications, Inc.*                                   48
                                                                      ----------
                                                                           1,158
                                                                      ----------
RESTAURANTS (0.2%)
    3,869    Bob Evans Farms, Inc.                                           121
   31,800    Brinker International, Inc.                                     820
    2,995    Cheesecake Factory, Inc.*                                        95
      400    Chipotle Mexican Grill, Inc. "A"*                               116
    5,419    Darden Restaurants, Inc.                                        274
   23,200    McDonald's Corp.(a)                                           1,892
   19,000    Starbucks Corp.                                                 699
   12,000    Yum! Brands, Inc.                                               664
                                                                      ----------
                                                                           4,681
                                                                      ----------
SPECIALIZED CONSUMER SERVICES (0.0%)
      957    Coinstar, Inc.*                                                  51
    3,934    Sotheby's Holdings, Inc. "A"                                    167
    2,151    Steiner Leisure Ltd.*                                           108
                                                                      ----------
                                                                             326
                                                                      ----------
SPECIALTY STORES (0.0%)
    3,406    OfficeMax, Inc.*                                                 28
   19,900    Staples, Inc.                                                   335
    4,000    Tiffany & Co.                                                   303
    3,600    Tractor Supply Co.                                              227
                                                                      ----------
                                                                             893
                                                                      ----------
             Total Consumer Discretionary                                 66,083
                                                                      ----------
CONSUMER STAPLES (2.2%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
   15,741    Archer-Daniels-Midland Co.                                      510
    4,100    Bunge Ltd.                                                      305
   16,100    Corn Products International, Inc.                               914
                                                                      ----------
                                                                           1,729
                                                                      ----------
DISTILLERS & VINTNERS (0.0%)
    2,959    Brown-Forman Corp. "B"                                          215
                                                                      ----------
DRUG RETAIL (0.1%)
   33,800    CVS Caremark Corp.                                            1,308
   44,400    Walgreen Co.                                                  1,937
                                                                      ----------
                                                                           3,245
                                                                      ----------
FOOD DISTRIBUTORS (0.0%)
    2,200    Nash Finch Co.                                                   82
   17,100    Sysco Corp.                                                     551
    2,228    United Natural Foods, Inc.*                                      97
                                                                      ----------
                                                                             730
                                                                      ----------
FOOD RETAIL (0.1%)
   61,200    Kroger Co.                                                    1,519
   53,347    Safeway, Inc.                                                 1,318
    4,000    Whole Foods Market, Inc.                                        244
                                                                      ----------
                                                                           3,081
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.3%)
    6,976    Central Garden & Pet Co. "A"*                            $       70
    5,300    Clorox Co.                                                      374
   11,500    Colgate-Palmolive Co.                                         1,007
   27,400    Kimberly-Clark Corp.                                          1,871
   66,230    Procter & Gamble Co.                                          4,437
                                                                      ----------
                                                                           7,759
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.3%)
   10,300    Costco Wholesale Corp.                                          850
   87,820    Wal-Mart Stores, Inc. (a)                                     4,849
                                                                      ----------
                                                                           5,699
                                                                      ----------
PACKAGED FOODS & MEAT (0.4%)
    4,815    Chiquita Brands International, Inc.*                             72
   16,200    ConAgra Foods, Inc.                                             412
   17,300    General Mills, Inc.(a)                                          688
    3,100    Green Mountain Coffee Roasters, Inc.*                           255
    9,750    H.J. Heinz Co.(a)                                               535
   13,800    Hershey Co.                                                     769
    4,600    J.M. Smucker Co.                                                365
    7,800    Kellogg Co.                                                     445
   36,300    Kraft Foods, Inc. "A"                                         1,269
    6,470    Mead Johnson Nutrition Co.(a)                                   439
   18,100    Sara Lee Corp.                                                  354
        1    Tootsie Roll Industries, Inc.                                     -
  149,489    Tyson Foods, Inc. "A"                                         2,843
                                                                      ----------
                                                                           8,446
                                                                      ----------
PERSONAL PRODUCTS (0.2%)
   72,500    Avon Products, Inc.                                           2,154
   10,740    Estee Lauder Companies, Inc. "A"                              1,101
    1,074    Herbalife Ltd.                                                   60
                                                                      ----------
                                                                           3,315
                                                                      ----------
SOFT DRINKS (0.3%)
   11,100    Coca Cola Enterprises, Inc.                                     321
   49,940    Coca-Cola Co.                                                 3,336
   22,600    Dr. Pepper Snapple Group, Inc.                                  931
   25,486    PepsiCo, Inc.                                                 1,813
                                                                      ----------
                                                                           6,401
                                                                      ----------
TOBACCO (0.4%)
   48,400    Altria Group, Inc.(a)                                         1,358
   38,900    Lorillard, Inc.(a)                                            4,484
   44,090    Philip Morris International, Inc.                             3,164
   10,800    Reynolds American, Inc.                                         430
                                                                      ----------
                                                                           9,436
                                                                      ----------
             Total Consumer Staples                                       50,056
                                                                      ----------
ENERGY (2.9%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
    3,290    Alpha Natural Resources, Inc.*                                  180
   66,200    Arch Coal, Inc.                                               1,979
    6,020    CONSOL Energy, Inc.                                             309
    1,500    Massey Energy Co.                                                99
    6,800    Peabody Energy Corp.                                            417
                                                                      ----------
                                                                           2,984
                                                                      ----------
INTEGRATED OIL & GAS (1.8%)
  104,967    Chevron Corp.(a),(c)                                         11,012
   80,580    ConocoPhillips(a)                                             5,900
  188,362    Exxon Mobil Corp.(a)                                         15,723
   20,622    Hess Corp.                                                    1,630
   38,800    Marathon Oil Corp.(a)                                         2,102
   32,245    Murphy Oil Corp.                                              2,221
   24,100    Occidental Petroleum Corp.                                    2,599
                                                                      ----------
                                                                          41,187
                                                                      ----------
OIL & GAS DRILLING (0.0%)
      500    Diamond Offshore Drilling, Inc.                                  37
    9,400    Nabors Industries Ltd.*                                         262
    7,400    Patterson-UTI Energy, Inc.                                      232
    1,300    Pride International, Inc.*                                       53
    4,600    Rowan Companies, Inc.*                                          182
                                                                      ----------
                                                                             766
                                                                      ----------

================================================================================

18  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
   11,680    Baker Hughes, Inc.                                       $      864
    2,493    Bristow Group, Inc.                                             115
    7,100    Cameron International Corp.*                                    338
    2,759    Complete Production Services, Inc.*                              92
    4,400    Dresser-Rand Group, Inc.*                                       231
    1,191    Dril-Quip, Inc.*                                                 88
    3,720    FMC Technologies, Inc.*                                         166
   22,300    Halliburton Co.                                               1,118
    5,095    Helix Energy Solutions Group, Inc.*                              89
    9,800    National-Oilwell Varco, Inc.(a)                                 711
   53,714    Schlumberger Ltd.                                             4,604
   20,000    Weatherford International Ltd.*                                 396
                                                                      ----------
                                                                           8,812
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.3%)
   11,500    Anadarko Petroleum  Corp.                                       914
    8,400    Apache Corp.                                                  1,047
    2,187    Berry Petroleum Co. "A"                                         115
    3,782    Brigham Exploration Co.*                                        118
    4,000    Cabot Oil & Gas Corp.                                           235
   15,500    Chesapeake Energy Corp.                                         486
    1,263    Cimarex Energy Co.                                              121
    3,100    Concho Resources, Inc.*                                         293
   12,072    Denbury Resources, Inc.*                                        265
   11,000    Devon Energy Corp.                                              925
    3,700    EOG Resources, Inc.                                             404
    6,500    EQT Corp.                                                       352
    4,100    EXCO Resources, Inc.                                             83
    3,059    McMoRan Exploration Co.*                                         56
    3,900    Newfield Exploration Co.*                                       291
    2,900    Noble Energy, Inc.                                              270
    3,221    Northern Oil and Gas, Inc.*(b)                                   65
   10,200    Petrohawk Energy Corp.*                                         270
    3,400    Pioneer Natural Resources Co.                                   312
    6,000    QEP Resources, Inc.                                             261
    5,100    Range Resources Corp.                                           285
    3,317    Rosetta Resources, Inc.*                                        163
    9,500    Southwestern Energy Co.*                                        416
    4,800    Ultra Petroleum Corp.*                                          233
    3,800    Whiting Petroleum Corp.*                                        255
                                                                      ----------
                                                                           8,235
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.2%)
    9,200    Sunoco, Inc.                                                    373
  116,806    Valero Energy Corp.                                           3,212
    3,847    World Fuel Services Corp.                                       141
                                                                      ----------
                                                                           3,726
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
   19,500    El Paso Corp.                                                   410
    3,513    Knightsbridge Tankers Ltd.(b)                                    74
   12,000    Southern Union Co.                                              364
   20,500    Spectra Energy Corp.                                            566
   15,200    Williams Companies, Inc.                                        477
                                                                      ----------
                                                                           1,891
                                                                      ----------
             Total Energy                                                 67,601
                                                                      ----------
FINANCIALS (3.2%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    1,800    Affiliated Managers Group, Inc.*                                190
   11,397    American Capital Ltd.*                                          113
   28,971    Ameriprise Financial, Inc.                                    1,774
   13,286    Apollo Investment Corp.                                         152
    1,400    Ares Capital Corp.                                               23
   28,700    Bank of New York Mellon Corp.                                   807
    6,500    Black Rock, Inc. "A"                                          1,336
    6,900    Eaton Vance Corp.                                               218
    8,222    Fifth Street Finance Corp.(b)                                   101
    3,800    Franklin Resources, Inc.                                        492
   13,700    Invesco Ltd. ADR                                                338
   98,100    Janus Capital Group, Inc.                                     1,013
   57,100    KKR & Co. L.P.                                                  982

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    5,800    Legg Mason, Inc.                                         $      196
    7,800    Northern Trust Corp.                                            381
    1,000    SEI Investments Co.                                              24
   13,560    State Street Corp.                                              621
    7,100    T. Rowe Price Group, Inc.                                       449
                                                                      ----------
                                                                           9,210
                                                                      ----------
CONSUMER FINANCE (0.2%)
   37,687    American Express Co.                                          1,945
   39,523    Capital One Financial Corp.                                   2,148
   14,600    Discover Financial Services                                     348
    3,828    EZCORP, Inc. "A"*                                               125
    9,400    SLM Corp.                                                       160
                                                                      ----------
                                                                           4,726
                                                                      ----------
DIVERSIFIED BANKS (0.3%)
    1,200    Comerica, Inc.                                                   43
  113,700    U.S. Bancorp                                                  2,911
  167,500    Wells Fargo & Co.                                             4,752
                                                                      ----------
                                                                           7,706
                                                                      ----------
INSURANCE BROKERS (0.1%)
    8,000    Aon Corp.                                                       417
   34,600    Marsh & McLennan Companies, Inc.                              1,061
                                                                      ----------
                                                                           1,478
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.1%)
    6,700    Charles Schwab Corp.                                            121
   11,500    Goldman Sachs Group,  Inc.(a)                                 1,618
   36,200    Morgan Stanley                                                  875
    1,900    Raymond James Financial, Inc.                                    68
                                                                      ----------
                                                                           2,682
                                                                      ----------
LIFE & HEALTH INSURANCE (0.4%)
   59,858    AFLAC, Inc.                                                   2,861
   11,606    CNO Financial Group, Inc.*                                       90
   48,800    Lincoln National Corp.                                        1,432
   37,700    MetLife, Inc.                                                 1,663
    9,500    Principal Financial Group, Inc.                                 297
   26,000    Prudential Financial, Inc.                                    1,658
    8,500    Torchmark Corp.                                                 563
   12,400    Unum Group                                                      326
                                                                      ----------
                                                                           8,890
                                                                      ----------
MULTI-LINE INSURANCE (0.2%)
      795    American International Group, Inc.*                              23
   38,000    Assurant, Inc.                                                1,406
    3,600    Genworth Financial, Inc. "A"*                                    40
   48,000    Hartford Financial Services Group, Inc.                       1,279
    9,810    Loews Corp.                                                     412
    4,800    Unitrin, Inc.                                                   143
                                                                      ----------
                                                                           3,303
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.0%)
    3,400    Leucadia National Corp.                                         121
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
  247,540    Bank of America Corp.                                         2,909
   58,090    Citigroup, Inc.                                               2,390
  166,751    JPMorgan Chase & Co.                                          7,210
                                                                      ----------
                                                                          12,509
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.4%)
    9,500    ACE Ltd.                                                        654
   14,000    Allstate Corp.                                                  439
   52,797    Berkshire Hathaway, Inc. "B"*(c)                              4,175
   31,700    Chubb Corp.                                                   2,079
      800    Markel Corp.*                                                   331
   16,200    Old Republic International Corp.                                201
    9,000    OneBeacon Insurance Group Ltd. "A"                              135
   20,400    Progressive Corp.                                               442
   20,000    Travelers Companies, Inc.                                     1,242
                                                                      ----------
                                                                           9,698
                                                                      ----------
REGIONAL BANKS (0.4%)
   16,600    Associated Banc Corp.                                           234
   17,100    BB&T Corp.                                                      471
    5,150    Cathay General Bancorp                                           84

================================================================================

20  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    3,807    City Holding Co.                                         $      123
    2,000    City National Corp.                                             113
    8,400    Commerce Bancshares, Inc.                                       359
   64,600    East West Bancorp, Inc.                                       1,298
   25,300    Fifth Third Bancorp                                             330
        1    Home BancShares, Inc.                                             -
    9,000    Huntington Bancshares, Inc.                                      59
    4,556    Independent Bank Corp.                                          135
   30,100    KeyCorp                                                         255
   18,100    M&T Bank Corp.                                                1,598
    5,783    MB Financial, Inc.                                              115
   12,573    National Penn Bancshares, Inc.                                   95
    4,818    Pacwest Bancorp                                                 102
   31,500    PNC Financial Services Group, Inc.                            1,966
   37,425    Regions Financial Corp.                                         264
   22,800    Signature Bank*                                               1,298
   16,811    Sterling Bancshares, Inc.                                       143
   13,700    SunTrust Banks, Inc.                                            385
   10,355    Susquehanna Bancshares, Inc.                                     90
    4,934    Texas Capital Bancshares, Inc.*                                 124
    8,168    Umpqua Holdings Corp.                                            98
    3,800    Zions Bancorp.                                                   91
                                                                      ----------
                                                                           9,830
                                                                      ----------
REINSURANCE (0.0%)
    4,100    Arch Capital Group Ltd.*                                        138
      400    Everest Re Group Ltd.                                            36
      500    PartnerRe Ltd.                                                   37
                                                                      ----------
                                                                             211
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
    7,100    CIT Group, Inc.*                                                315
    1,700    CME Group, Inc.                                                 486
    2,300    IntercontinentalExchange, Inc.*                                 277
   11,200    Moody's Corp.                                                   447
    7,500    NYSE Euronext                                                   273
    3,348    PHH Corp.*                                                       70
                                                                      ----------
                                                                           1,868
                                                                      ----------
THRIFTS & MORTGAGE FINANCE (0.0%)
   11,068    Brookline Bancorp, Inc.                                          97
    6,275    MGIC Investment Corp.*                                           50
    1,800    New York Community Bancorp, Inc.                                 29
    7,816    Oritani Financial Corp.                                          98
   27,400    People's United Financial, Inc.                                 366
                                                                      ----------
                                                                             640
                                                                      ----------
             Total Financials                                             72,872
                                                                      ----------
HEALTH CARE (2.9%)
------------------
BIOTECHNOLOGY (0.3%)
    5,000    Alexion Pharmaceuticals, Inc.*                                  237
   23,300    Amgen, Inc.*                                                  1,411
    7,600    Biogen Idec, Inc.*                                              720
    6,300    Celgene Corp.*                                                  384
    2,227    Cephalon, Inc.*                                                 177
    3,424    Cepheid*                                                        110
    4,051    Cubist Pharmaceuticals, Inc.*                                   156
   59,900    Gilead Sciences, Inc.*                                        2,500
    3,751    Incyte Corp.*                                                    66
    7,708    Micromet, Inc.*                                                  48
    2,757    Onyx Pharmaceuticals, Inc.*                                     117
    1,706    Pharmasset, Inc.*                                               174
    4,882    Seattle Genetics, Inc.*                                          95
    2,826    Theravance, Inc.*                                                74
     400     United Therapeutics Corp.*                                       26
    5,800    Vertex Pharmaceuticals, Inc.*                                   313
                                                                      ----------
                                                                           6,608
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.1%)
    8,300    AmerisourceBergen Corp.                                         342
   34,900    Cardinal Health, Inc.                                         1,585
    7,100    McKesson Corp.                                                  608
                                                                      ----------
                                                                           2,535
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT (0.4%)
    3,649    American Medical Systems Holdings, Inc.*                 $      109
   14,200    Baxter International, Inc.                                      845
    5,900    Becton, Dickinson and Co.                                       517
   42,889    Boston Scientific Corp.*                                        308
   15,200    C.R. Bard, Inc.                                               1,699
   13,200    Covidien plc                                                    726
    2,667    Cyberonics, Inc.*                                                87
    4,256    DexCom, Inc.*                                                    67
    3,400    Edwards Lifesciences Corp.*                                     302
   10,000    Hologic, Inc.*                                                  215
    5,238    Hospira, Inc.*                                                  290
      900    Intuitive Surgical, Inc.*                                       314
    2,820    Masimo Corp.                                                     87
   47,500    Medtronic, Inc.(a)                                            1,933
    2,813    NuVasive, Inc.*                                                  95
    8,500    St. Jude Medical, Inc.                                          431
    8,100    Stryker Corp.                                                   505
    4,300    Varian Medical Systems, Inc.*                                   290
    3,318    Volcano Corp.*                                                  104
    5,600    Zimmer Holdings, Inc.*                                          380
                                                                      ----------
                                                                           9,304
                                                                      ----------
HEALTH CARE FACILITIES (0.1%)
    4,634    AmSurg Corp.*                                                   120
    5,505    HealthSouth Corp.*                                              155
    5,123    Kindred Healthcare, Inc.*                                       126
    3,600    Tenet Healthcare Corp.*                                          23
   19,200    Universal Health Services, Inc. "B"                           1,046
                                                                      ----------
                                                                           1,470
                                                                      ----------
HEALTH CARE SERVICES (0.2%)
    3,500    DaVita, Inc.*                                                   294
   16,700    Express Scripts, Inc.*                                          995
    2,144    IPC The Hospitalist Co., Inc.*                                  109
    3,600    Laboratory Corp. of America Holdings*                           363
    1,478    Landauer, Inc.                                                   88
    7,800    Lincare Holdings, Inc.                                          237
   32,800    Medco Health Solutions, Inc.*(a)                              1,963
    4,800    Quest Diagnostics, Inc.                                         280
                                                                      ----------
                                                                           4,329
                                                                      ----------
HEALTH CARE SUPPLIES (0.0%)
    6,602    Cooper Companies, Inc.                                          494
    8,200    DENTSPLY International, Inc.                                    322
    3,803    Meridian Bioscience, Inc.                                        91
                                                                      ----------
                                                                             907
                                                                      ----------
HEALTH CARE TECHNOLOGY (0.0%)
    1,635    athenahealth, Inc.*                                              73
    2,600    Cerner Corp.*                                                   312
                                                                      ----------
                                                                             385
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
    6,400    Illumina, Inc.*                                                 461
    5,900    Life Technologies Corp.*                                        307
    4,338    Luminex Corp.*                                                   90
      450    Sequenom, Inc.*                                                   3
   10,200    Thermo Fisher Scientific, Inc.*                                 668
    3,344    Waters Corp.*                                                   330
                                                                      ----------
                                                                           1,859
                                                                      ----------
MANAGED HEALTH CARE (0.6%)
   48,090    Aetna, Inc.                                                   2,101
   50,075    CIGNA Corp.                                                   2,498
    5,800    Coventry Health Care, Inc.*                                     204
    2,335    HealthSpring, Inc.*                                             102
   28,040    Humana, Inc.*                                                 2,258
  131,134    UnitedHealth Group, Inc.(a)                                   6,419
    9,400    WellPoint, Inc.                                                 735
                                                                      ----------
                                                                          14,317
                                                                      ----------
PHARMACEUTICALS (1.1%)
   39,200    Abbott Laboratories                                           2,048
    7,600    Allergan, Inc.                                                  629
   39,325    Bristol-Myers Squibb Co.(a)                                   1,131

================================================================================

22  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
  100,600    Eli Lilly and Co.                                        $    3,871
   70,018    Endo Pharmaceuticals Holdings, Inc.*                          2,915
    8,800    Forest Laboratories, Inc.*                                      317
   56,460    Johnson & Johnson(a)                                          3,799
  112,056    Merck & Co., Inc.(a)                                          4,118
   12,700    Mylan, Inc.*                                                    299
    4,881    Nektar Therapeutics*                                             47
    2,332    Par Pharmaceutical Companies, Inc.*                              80
    2,600    Perrigo Co.                                                     222
  193,735    Pfizer, Inc. (a)                                              4,156
    2,014    Salix Pharmaceuticals Ltd.*                                      81
    4,183    ViroPharma, Inc.*                                                81
    3,800    Watson Pharmaceuticals, Inc.*                                   245
                                                                      ----------
                                                                          24,039
                                                                      ----------
             Total Health Care                                            65,753
                                                                      ----------
INDUSTRIALS (2.2%)
------------------
AEROSPACE & DEFENSE (0.5%)
   32,500    Boeing Co.                                                    2,536
    3,900    Goodrich Corp.                                                  340
    2,325    HEICO Corp.                                                     128
   17,700    Honeywell International, Inc.                                 1,054
    1,583    Huntington Ingalls Industries, Inc.*                             58
    5,960    ITT Corp.                                                       343
    4,200    L-3 Communications Holdings, Inc.                               343
   21,100    Lockheed Martin Corp.      (a)                                1,644
    2,541    Moog, Inc. "A"*                                                 104
   38,900    Northrop Grumman Corp. (a)                                    2,540
    3,600    Precision Castparts Corp.                                       566
    9,900    Raytheon Co.(a)                                                 499
   20,200    United Technologies Corp. (a)                                 1,773
                                                                      ----------
                                                                          11,928
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.1%)
    1,342    Atlas Air Worldwide Holdings, Inc.*                              85
    5,300    C.H. Robinson Worldwide, Inc.                                   425
    6,600    Expeditors International of Washington, Inc.                    349
    8,400    FedEx Corp.                                                     786
    3,770    Forward Air Corp.                                               132
   15,700    United Parcel Service, Inc. "B"                               1,154
                                                                      ----------
                                                                           2,931
                                                                      ----------
AIRLINES (0.0%)
    9,100    Delta Air Lines, Inc.*                                           92
    9,205    JetBlue Airways Corp.*                                           56
    5,800    Southwest Airlines Co.                                           69
    3,515    United Continental Holdings, Inc.*                               85
    4,242    US Airways Group, Inc.*                                          38
                                                                      ----------
                                                                             340
                                                                      ----------
BUILDING PRODUCTS (0.0%)
   14,000    Masco Corp.                                                     199
    4,118    Quanex Building Products Corp.                                   82
    2,624    Universal Forest Products, Inc.                                  77
                                                                      ----------
                                                                             358
                                                                      ----------
COMMERCIAL PRINTING (0.0%)
    3,515    Deluxe Corp.                                                     90
   13,200    R.R. Donnelley & Sons Co.                                       282
                                                                      ----------
                                                                             372
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.1%)
    3,270    EMCOR Group, Inc.*                                               99
    4,889    Fluor Corp.                                                     337
    4,200    Jacobs Engineering Group, Inc.*                                 193
    6,000    KBR, Inc.                                                       224
    2,773    Layne Christensen Co.*                                           82
    8,000    Quanta Services, Inc.*                                          158
    4,800    URS Corp.*                                                      212
                                                                      ----------
                                                                           1,305
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
      500    Bucyrus International, Inc.                              $       46
   19,900    Caterpillar, Inc.                                             2,105
    5,000    Cummins, Inc.                                                   526
    9,900    Deere & Co.                                                     852
    3,000    Joy Global, Inc.                                                269
    3,339    Meritor, Inc.*                                                   55
   33,300    Navistar International Corp.*                                 2,194
    9,200    PACCAR, Inc.                                                    460
                                                                      ----------
                                                                           6,507
                                                                      ----------
DIVERSIFIED SUPPORT SERVICES (0.1%)
    9,000    Cintas Corp.                                                    296
    3,500    G & K Services, Inc. "A"                                        111
    7,800    Iron Mountain, Inc.                                             265
    3,430    McGrath RentCorp                                                 96
    4,298    Mobile Mini, Inc.*                                               97
                                                                      ----------
                                                                             865
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    1,810    Acuity Brands, Inc.                                             110
    2,124    American Superconductor Corp.*                                   23
    6,250    AMETEK, Inc.                                                    272
    2,940    Belden, Inc.                                                    106
    4,800    Cooper Industries plc                                           302
   18,000    Emerson Electric Co.                                            982
    4,070    GrafTech International Ltd.*                                     86
      400    Hubbell, Inc. "B"                                                26
    4,300    Rockwell Automation, Inc.                                       357
    3,800    Roper Industries, Inc.                                          317
      400    Thomas & Betts Corp.*                                            22
                                                                      ----------
                                                                           2,603
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
   10,400    Republic Services, Inc. "A"                                     328
    3,512    Tetra Tech, Inc.*                                                86
    6,800    Waste Management, Inc.                                          264
                                                                      ----------
                                                                             678
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    1,600    Manpower, Inc.                                                   98
    7,400    Robert Half International, Inc.                                 204
                                                                      ----------
                                                                             302
INDUSTRIAL CONGLOMERATES (0.4%)                                       ----------

   20,000    3M Co.                                                        1,888
  263,460    General Electric Co.                                          5,174
    7,000    McDermott International, Inc.*                                  149
   15,400    Tyco International Ltd.                                         760
                                                                      ----------
                                                                           7,971
                                                                      ----------

INDUSTRIAL MACHINERY (0.3%)
    4,540    3D Systems Corp.*                                                91
      900    Babcock & Wilcox Co.*                                            25
    4,946    Barnes Group, Inc.                                              119
    2,676    Chart Industries, Inc.*                                         130
   12,800    Danaher Corp.                                                   698
    4,600    Donaldson Co., Inc.                                             275
    5,800    Dover Corp.                                                     390
    6,500    Eaton Corp.                                                     336
    2,283    EnPro Industries, Inc.*                                         104
    1,800    Flowserve Corp.                                                 218
    6,200    IDEX Corp.                                                      281
   10,800    Illinois Tool Works, Inc.                                       619
    8,300    Ingersoll-Rand plc                                              414
    4,200    Lincoln Electric Holdings, Inc.                                 313
    1,282    Middleby Corp.*                                                 110
    4,200    Pall Corp.                                                      236
    4,400    Parker-Hannifin Corp.                                           391
   44,956    Timken Co.                                                    2,321
                                                                      ----------
                                                                           7,071
                                                                      ----------

OFFICE SERVICES & SUPPLIES (0.1%)
   32,200    Avery Dennison Corp.                                          1,363
    4,170    Herman Miller, Inc.                                             105
   11,200    Pitney Bowes, Inc.                                              268
    1,525    United Stationers, Inc.                                         113
                                                                      ----------
                                                                           1,849
                                                                      ----------


================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
RAILROADS (0.1%)
    9,200    CSX Corp.                                                $      729
    1,400    Kansas City Southern*                                            82
    9,900    Norfolk Southern Corp.                                          726
   11,800    Union Pacific Corp.                                           1,239
                                                                      ----------
                                                                           2,776
                                                                      ----------
RESEARCH & CONSULTING SERVICES (0.0%)
    1,682    CoStar Group, Inc.*                                             106
    6,600    Equifax, Inc.                                                   249
    3,794    Resources Connection, Inc.                                       54
                                                                      ----------
                                                                             409
                                                                      ----------
SECURITY & ALARM SERVICES (0.0%)
    3,272    Brink's Co.                                                      97
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
    9,400    Fastenal Co.                                                    312
    3,889    Interline Brands, Inc.*                                          72
    3,144    Kaman Corp.                                                     113
                                                                      ----------
                                                                             497
                                                                      ----------
TRUCKING (0.1%)
    5,800    JB Hunt Transport Services, Inc.                                266
   29,500    Ryder System, Inc.                                            1,622
                                                                      ----------
                                                                           1,888
                                                                      ----------
             Total Industrials                                            50,747
                                                                      ----------
INFORMATION TECHNOLOGY (4.4%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
   14,000    Adobe Systems, Inc.*                                            485
    4,600    ANSYS, Inc.*                                                    264
    7,375    Autodesk, Inc.*                                                 317
    3,151    Blackbaud, Inc.                                                  89
    5,200    Citrix Systems, Inc.*                                           456
    1,377    Concur Technologies, Inc.*                                       69
    3,683    Henry Jack & Associates, Inc.                                   115
    4,600    Informatica Corp.*                                              270
    7,500    Intuit, Inc.*                                                   405
    6,346    Mentor Graphics Corp.*                                           85
    3,872    Parametric Technology Corp.*                                     90
    1,500    Salesforce.com, Inc.*                                           228
    2,402    SuccessFactors, Inc.*                                            84
    2,427    Taleo Corp. "A"*                                                 91
    4,059    TIBCO Software, Inc.*                                           114
    5,458    TiVo, Inc.*                                                      56
    1,779    Ultimate Software Group, Inc.*                                  100
                                                                      ----------
                                                                           3,318
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.4%)
    1,344    Acme Packet, Inc.*                                              102
    2,437    ADTRAN, Inc.                                                    104
    7,302    ARRIS Group, Inc.*                                               82
    2,500    Aruba Networks, Inc.*                                            71
    2,811    Black Box Corp.                                                  93
  306,250    Cisco Systems, Inc. (a)                                       5,145
    1,500    F5 Networks, Inc.*                                              170
    2,868    Finisar Corp.*                                                   69
    5,200    Harris Corp.                                                    257
    2,417    InterDigital, Inc.                                              104
   13,100    Juniper Networks, Inc.*                                         480
   10,337    Motorola Mobility Holdings, Inc.*                               260
    5,971    Motorola Solutions, Inc.*                                       286
    2,220    Plantronics, Inc.                                                81
   39,700    QUALCOMM, Inc.                                                2,326
    1,441    Riverbed Technology, Inc.*                                       55
                                                                      ----------
                                                                           9,685
                                                                      ----------
COMPUTER HARDWARE (0.8%)
   35,526    Apple, Inc.*(a),(c)                                          12,357
  140,571    Dell, Inc.*(a)                                                2,261
   99,176    Hewlett-Packard Co. (a)                                       3,707
                                                                      ----------
                                                                          18,325
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS (0.1%)
   51,300    EMC Corp.*                                                    1,460
    9,400    NetApp, Inc.*                                                   515
    6,100    SanDisk Corp.*                                                  290
    3,474    Western Digital Corp.*                                          127
                                                                      ----------
                                                                           2,392
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
   12,500    Automatic Data Processing, Inc.                          $      689
    2,400    Computer Sciences Corp.(a)                                       96
    3,357    Euronet Worldwide, Inc.*                                         58
    8,400    Fidelity National Information Services, Inc.                    270
    5,500    Fiserv, Inc.*                                                   355
    4,713    Heartland Payment Systems, Inc.                                  90
    2,100    MasterCard, Inc. "A"(a)                                         603
   11,400    Paychex, Inc.                                                   368
    2,087    VeriFone Holdings, Inc.*                                        100
   15,400    Visa, Inc. "A"                                                1,248
   17,200    Western Union Co.                                               354
                                                                      ----------
                                                                           4,231
                                                                      ----------
ELECTRONIC COMPONENTS (0.1%)
    6,000    Amphenol Corp. "A"                                              324
   37,200    Corning, Inc.                                                   750
                                                                      ----------
                                                                           1,074
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   32,100    Agilent Technologies, Inc.*                                   1,601
    2,722    MTS Systems Corp.                                               111
                                                                      ----------
                                                                           1,712
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
    4,506    Benchmark Electronics, Inc.*                                     78
    2,216    Plexus Corp.*                                                    82
    4,800    Trimble Navigation Ltd.*                                        210
                                                                      ----------
                                                                             370
                                                                      ----------
HOME ENTERTAINMENT SOFTWARE (0.0%)
   11,200    Electronic Arts, Inc.*                                          273
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.6%)
   19,900    Akamai Technologies, Inc.*                                      675
   17,900    Dena Co. Ltd.                                                   634
    1,688    Digital River, Inc.*                                             55
   70,100    eBay, Inc.*                                                   2,185
        1    Equinix, Inc.*                                                    -
   16,600    Google, Inc. "A"*(a)                                          8,782
    5,800    IAC/InterActiveCorp.*                                           213
    2,475    Rackspace Hosting, Inc.*                                        109
    4,388    ValueClick, Inc.*                                                79
   39,700    VeriSign, Inc.                                                1,390
   33,200    Yahoo!, Inc.*                                                   550
                                                                      ----------
                                                                          14,672
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.3%)
   17,600    Accenture plc "A"                                             1,010
    1,500    Amdocs Ltd.*                                                     46
    1,821    CACI International, Inc. "A"*                                   116
    7,400    Cognizant Technology Solutions Corp. "A"*                       563
   30,160    International Business Machines Corp. (a)                     5,095
    5,200    Teradata Corp.*                                                 290
                                                                      ----------
                                                                           7,120
                                                                      ----------
OFFICE ELECTRONICS (0.0%)
   37,109    Xerox Corp.                                                     379
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
   89,700    Applied Materials, Inc.                                       1,236
    3,051    FEI Co.*                                                        119
    3,000    KLA-Tencor Corp.                                                129
    4,900    Lam Research Corp.*                                             230
    1,508    Veeco Instruments, Inc.*(b)                                      87
                                                                      ----------
                                                                           1,801
                                                                      ----------
SEMICONDUCTORS (0.7%)
   20,600    Advanced Micro Devices, Inc.*                                   179
   33,530    Altera Corp.                                                  1,612
   55,600    Analog Devices, Inc.                                          2,289
   13,400    Atmel Corp.*                                                    201
    7,100    Broadcom Corp. "A"*                                             256
    2,362    Cavium Networks, Inc.*                                          105
    1,800    Cree, Inc.*                                                      79
    1,500    First Solar, Inc.* (b)                                          186
  277,230    Intel Corp.                                                   6,240
    9,300    Linear Technology Corp.                                         322

================================================================================

26  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
   27,400    LSI Corp.*                                               $      205
   15,800    Marvell Technology Group Ltd.*                                  257
   11,500    Maxim Integrated Products, Inc.                                 313
  248,500    Micron Technology, Inc.*                                      2,535
    4,258    Microsemi Corp.*                                                 94
    2,715    NetLogic Microsystems, Inc.*                                    104
   14,900    NVIDIA Corp.*                                                   299
    9,285    RF Micro Devices, Inc.*                                          59
    3,934    Semtech Corp.*                                                  113
   27,200    Texas Instruments, Inc.                                         960
    6,431    TriQuint Semiconductor, Inc.*                                    83
                                                                      ----------
                                                                          16,491
                                                                      ----------
SYSTEMS SOFTWARE (0.8%)
    3,482    Ariba, Inc.*                                                    117
    6,600    BMC Software, Inc.*                                             368
   65,763    CA, Inc.                                                      1,539
    2,047    CommVault Systems, Inc.*                                         85
    2,116    Fortinet, Inc.*                                                 102
  368,319    Microsoft Corp.  (a)                                          9,212
  127,600    Oracle Corp.(a)                                               4,366
    3,057    Progress Software Corp.*                                         83
    3,000    Red Hat, Inc.*                                                  131
      900    Rovi Corp.*                                                      52
   22,900    Symantec Corp.*                                                 448
    7,000    VMware, Inc. "A"*                                               681
                                                                      ----------
                                                                          17,184
                                                                      ----------
TECHNOLOGY DISTRIBUTORS (0.0%)
    5,400    Arrow Electronics, Inc.*                                        241
    6,400    Avnet, Inc.*                                                    232
    9,722    Brightpoint, Inc.*                                               88
   10,800    Ingram Micro, Inc. "A"*                                         205
    4,121    Insight Enterprises, Inc.*                                       69
    2,685    ScanSource, Inc.*                                                95
                                                                      ----------
                                                                             930
                                                                      ----------
             Total Information Technology                                 99,957
                                                                      ----------
MATERIALS (1.2%)
----------------
ALUMINUM (0.0%)
   26,000    Alcoa, Inc.                                                     437
    2,356    Kaiser Aluminum Corp.                                           124
                                                                      ----------
                                                                             561
                                                                      ----------
COMMODITY CHEMICALS (0.0%)
    5,600    Celanese Corp. "A"                                              291
    2,262    Koppers Holdings, Inc.                                           91
                                                                      ----------
                                                                             382
                                                                      ----------
CONSTRUCTION MATERIALS (0.0%)
    4,800    Vulcan Materials Co.                                            194
                                                                      ----------
DIVERSIFIED CHEMICALS (0.5%)
    1,500    Ashland, Inc.                                                   103
   37,500    Cabot Corp.                                                   1,584
   27,400    Dow Chemical Co.                                                990
  102,900    E.I. du Pont de Nemours & Co.                                 5,485
    4,519    Eastman Chemical Co.                                            478
   24,300    PPG Industries, Inc.                                          2,155
    3,985    Solutia, Inc.*                                                   99
                                                                      ----------
                                                                          10,894
                                                                      ----------
DIVERSIFIED METALS & MINING (0.1%)
   21,500    Freeport-McMoRan Copper & Gold, Inc.                          1,110
    5,016    Globe Specialty Metals, Inc.                                    114
    1,596    Molycorp, Inc.*                                                 106
    1,800    Walter Energy, Inc.                                             224
                                                                      ----------
                                                                           1,554
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    1,996    CF Industries Holdings, Inc.(a)                                 307
   12,800    Monsanto Co.                                                    910
    3,800    Mosaic Co.                                                      269
                                                                      ----------
                                                                           1,486
                                                                      ----------
FOREST PRODUCTS (0.0%)
   15,709    Weyerhaeuser Co.                                                338
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
INDUSTRIAL GASES (0.1%)
    5,700    Air Products & Chemicals, Inc.                           $      542
    7,500    Praxair, Inc.                                                   794
                                                                      ----------
                                                                           1,336
                                                                      ----------
METAL & GLASS CONTAINERS (0.0%)
    6,000    Crown Holdings, Inc.*                                           244
    4,000    Owens-Illinois, Inc.*                                           128
                                                                      ----------
                                                                             372
                                                                      ----------
PAPER PACKAGING (0.0%)
   10,200    Sealed Air Corp.                                                262
    9,000    Sonoco Products Co.                                             319
                                                                      ----------
                                                                             581
                                                                      ----------
PAPER PRODUCTS (0.0%)
    1,300    Domtar Corp.                                                    133
   10,000    International Paper Co.                                         312
    5,100    MeadWestvaco Corp.                                              174
                                                                      ----------
                                                                             619
                                                                      ----------
SPECIALTY CHEMICALS (0.3%)
    3,844    A. Schulman, Inc.                                                98
    7,500    Ecolab, Inc.                                                    412
    4,028    Ferro Corp.*                                                     53
   52,462    Lubrizol Corp. (c)                                            7,056
    5,216    PolyOne Corp.                                                    79
    5,300    Sigma-Aldrich Corp.                                             373
    2,354    W.R. Grace & Co.*                                               110
                                                                      ----------
                                                                           8,181
                                                                      ----------
STEEL (0.1%)
    3,600    Cliffs Natural Resources, Inc.                                  326
    4,500    Nucor Corp.                                                     191
   52,500    Steel Dynamics, Inc.                                            898
    3,900    United States Steel Corp.                                       180
                                                                      ----------
                                                                           1,595
                                                                      ----------
      Total Materials                                                     28,093
                                                                      ----------
TELECOMMUNICATION SERVICES (0.6%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
  196,920    AT&T, Inc. (a),(c)                                            6,215
    8,278    CenturyLink, Inc.                                               358
   34,108    Frontier Communications Corp.                                   302
  130,040    Verizon Communications,  Inc.                                 4,802
   23,800    Windstream Corp.                                                320
                                                                      ----------
                                                                          11,997
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
   11,600    American Tower Corp. "A"*                                       643
    9,100    Crown Castle International Corp.*                               377
   27,200    MetroPCS Communications, Inc.*                                  487
    6,250    NII Holdings, Inc. "B"*                                         273
    4,740    NTELOS Holdings Corp.                                            99
   81,400    Sprint Nextel Corp.*                                            476
                                                                      ----------
                                                                           2,355
                                                                      ----------
             Total Telecommunication Services                             14,352
                                                                      ----------
UTILITIES (0.6%)
----------------
ELECTRIC UTILITIES (0.3%)
   13,300    American Electric Power Co., Inc.                               508
    9,400    Duke Energy Corp.                                               176
   11,300    Edison International                                            445
      400    Entergy Corp.                                                    27
   48,300    Exelon Corp.                                                  2,021
   11,400    FirstEnergy Corp.                                               509
   26,000    Great Plains Energy, Inc.                                       551
   10,200    NextEra Energy, Inc.                                            591
   25,200    NV Energy, Inc.                                                 397
    5,854    Otter Tail Corp.                                                128
    7,623    Portland General Electric Co.                                   198
    8,300    PPL Corp.                                                       234

================================================================================

28  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    2,100    Progress Energy, Inc.                                    $      100
   18,800    Southern Co.                                                    754
                                                                      ----------
                                                                           6,639
                                                                      ----------
GAS UTILITIES (0.0%)
    2,400    Atmos Energy Corp.                                               80
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
   22,600    AES Corp.*                                                      293
   13,600    Calpine Corp.*                                                  215
   63,300    Constellation Energy Group, Inc.                              2,354
   10,800    NRG Energy, Inc.*                                               267
                                                                      ----------
                                                                           3,129
                                                                      ----------
MULTI-UTILITIES (0.2%)
    3,274    CH Energy Group, Inc.                                           177
    8,200    Consolidated Edison, Inc.                                       435
   13,700    Dominion Resources, Inc.                                        654
   10,300    DTE Energy Co.                                                  532
   12,600    MDU Resources Group, Inc.                                       298
   11,213    NiSource, Inc.                                                  227
    1,013    NSTAR                                                            47
   10,700    PG&E Corp.                                                      464
   14,609    Public Service Enterprise Group, Inc.                           489
    7,593    Sempra Energy                                                   419
    1,400    TECO Energy, Inc.                                                27
    3,300    Wisconsin Energy Corp.                                          103
   17,200    Xcel Energy, Inc.                                               425
                                                                      ----------
                                                                           4,297
                                                                      ----------
WATER UTILITIES (0.0%)
    3,443    American States Water Co.                                       119
   12,400    American Water Works Co., Inc.                                  372
                                                                      ----------
                                                                             491
                                                                      ----------
             Total Utilities                                              14,636
                                                                      ----------
             Total Common Stocks (cost: $455,634)                        530,150
                                                                      ----------
PREFERRED SECURITIES (1.8%)

CONSUMER STAPLES (0.3%)
-----------------------
AGRICULTURAL PRODUCTS (0.3%)
   80,000    Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(d)                          7,627
                                                                      ----------
FINANCIALS (1.1%)
-----------------
DIVERSIFIED BANKS (0.2%)
    4,000    US Bancorp, 7.19%, perpetual                                  3,415
                                                                      ----------
LIFE & HEALTH INSURANCE (0.1%)
  130,000    Delphi Financial Group, Inc., 7.38%, perpetual                3,193
                                                                      ----------
MULTI-LINE INSURANCE (0.3%)
       70    International Lease Finance Corp., 0.61%, perpetual(e)        5,950
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
  235,000    Citigroup Capital XIII, 7.88%, cumulative
              redeemable, perpetual                                        6,573
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
   $3,000    Security Capital Assurance Ltd., 6.88%, perpetual*(e)             -
                                                                      ----------
REGIONAL BANKS (0.2%)
       10    CoBank, ACB, 7.81%, perpetual(d)                                493
      160    Susquehanna Capital I, 9.38%                                  4,218
                                                                      ----------
                                                                           4,711
                                                                      ----------
             Total Financials                                             23,842
                                                                      ----------
INDUSTRIALS (0.3%)
------------------
OFFICE SERVICES & SUPPLIES (0.3%)
    7,000    Pitney Bowes International Holdings, 6.13%, perpetual(d)      6,865
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
UTILITIES (0.1%)
----------------
ELECTRIC UTILITIES (0.1%)
   20,000    Southern California Edison, 6.50%, perpetual             $    1,996
                                                                      ----------
             Total Preferred Securities (cost: $40,382)                   40,330
                                                                      ----------
WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
       90    GreenHunter Energy, Inc., acquired 7/15/2008;
               cost: $0*(b),(e),(f)                                            -
                                                                      ----------
INVESTMENT COMPANIES (8.3%)
1,096,530    SPDR Trust Series 1                                         147,911
  750,702    Vanguard Dividend Appreciation Index ETF(b)                  42,579
                                                                      ----------
             Total Investment Companies (cost: $160,401)                 190,490
                                                                      ----------
             Total U.S. Equity Securities (cost: $656,417)               760,970
                                                                      ----------
INTERNATIONAL EQUITY SECURITIES (25.2%)

COMMON STOCKS (13.0%)

CONSUMER DISCRETIONARY (1.4%)
-----------------------------
ADVERTISING (0.0%)
    4,510    Publicis Groupe S.A.                                            248
                                                                      ----------
APPAREL RETAIL (0.1%)
  174,870    Mr. Price Group Ltd.                                          1,644
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
   10,807    Compagnie Financiere Richemont S.A.                             705
    1,046    Swatch Group AG                                                 520
    6,085    Swatch Group Ltd.                                               544
                                                                      ----------
                                                                           1,769
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.0%)
    3,047    Continental AG*                                                 313
   49,000    NHK Spring Co.                                                  478
                                                                      ----------
                                                                             791
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.7%)
   28,026    Bayerische Motoren Werke AG                                   2,480
   41,246    Daimler AG                                                    2,915
  229,000    Fuji Heavy Industries Ltd.                                    1,677
    1,100    Honda Motor Co. Ltd.                                             42
    7,442    Hyundai Motor Co. Ltd.                                        1,741
   35,230    KIA Motors Corp.                                              2,471
   20,425    Peugeot S.A. ADR(b)                                             865
   13,844    Renault S.A.                                                    785
   71,400    Suzuki Motor Corp.                                            1,569
   17,200    Toyota Motor Corp.                                              717
      406    Volkswagen AG                                                    68
                                                                      ----------
                                                                          15,330
                                                                      ----------
BROADCASTING (0.1%)
      184    Fuji Television Network, Inc.                                   245
  685,801    ITV plc*                                                        801
    7,161    Societe Television Francaise 1                                  128
                                                                      ----------
                                                                           1,174
                                                                      ----------
CASINOS & GAMING (0.1%)
  162,000    Sands China Ltd.*                                               423
  351,000    SJM Holdings Ltd.                                               857
  275,600    Wynn Macau Ltd.                                                 964
                                                                      ----------
                                                                           2,244
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    2,993    JB Hi-Fi Ltd.                                                    55
    1,170    Yamada Denki Co. Ltd.                                            91
                                                                      ----------
                                                                             146
                                                                      ----------
CONSUMER ELECTRONICS (0.1%)
   31,600    Sony Corp.                                                      839
                                                                      ----------

================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
DEPARTMENT STORES (0.0%)
  107,500    Lifestyle International Holdings, Ltd.                   $      314
   10,678    Next plc                                                        399
      348    PPR                                                              60
                                                                      ----------
                                                                             773
                                                                      ----------
DISTRIBUTORS (0.1%)
   79,162    Imperial Holdings Ltd.                                        1,354
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.0%)
  136,853    Kingfisher plc                                                  646
                                                                      ----------
HOTELS, RESORTS,& CRUISE LINES (0.0%)
    5,518    Intercontinental Hotels Group plc                               118
    5,230    Orient-Express Hotels Ltd. "A"*                                  61
                                                                      ----------
                                                                             179
                                                                      ----------
LEISURE PRODUCTS (0.0%)
   20,100    Namco Bandai Holdings, Inc.                                     231
   24,100    Sega Sammy Holdings, Inc.                                       465
                                                                      ----------
                                                                             696
                                                                      ----------
MOVIES & ENTERTAINMENT (0.1%)
   80,533    Vivendi S.A.                                                  2,248
                                                                      ----------
SPECIALTY STORES (0.0%)
    4,200    Signet Jewelers Ltd.*                                           193
                                                                      ----------
TEXTILES (0.0%)
   83,000    Nisshinbo Industries, Inc.                                      772
                                                                      ----------
TIRES & RUBBER (0.0%)
    6,080    Compagnie Generale des Establissements Michelin(b)              570
    1,288    Nokian Renkaat Oyj                                               63
   15,040    Pirelli & Co. S.p.A.                                            150
                                                                      ----------
                                                                             783
                                                                      ----------
             Total Consumer Discretionary                                 31,829
                                                                      ----------

CONSUMER STAPLES (1.2%)
-----------------------
AGRICULTURAL PRODUCTS (0.2%)
  246,000    Golden Agri-Resources Ltd.                                      138
   16,987    Nutreco Holding N.V.                                          1,296
   69,059    Suedzucker AG                                                 2,175
                                                                      ----------
                                                                           3,609
                                                                      ----------
BREWERS (0.0%)
    5,474    Heineken N.V.                                                   330
    4,603    InBev N.V.                                                      278
    3,713    SABMiller plc                                                   137
                                                                      ----------
                                                                             745
                                                                      ----------
DISTILLERS & VINTNERS (0.1%)
   60,654    Diageo plc                                                    1,291
                                                                      ----------
FOOD DISTRIBUTORS (0.0%)
  351,000    Olam International Ltd.                                         848
                                                                      ----------
FOOD RETAIL (0.3%)
   54,200    Alimentation Couche-Tard, Inc.                                1,506
    2,087    Delhaize Group                                                  173
   40,268    Jeronimo Martins, SGPS S.A.                                     753
   26,808    Kesko Oyj "B"                                                 1,333
   35,546    Koninklijke Ahold N.V.                                          507
    4,800    Seven & I Holdings Co. Ltd.                                     127
  251,085    Tesco plc                                                     1,731
    4,172    Woolworths Ltd.                                                 122
                                                                      ----------
                                                                           6,252
                                                                      ----------
HOUSEHOLD PRODUCTS (0.1%)
    7,613    Henkel AG & Co.                                                 441
   15,652    Reckitt Benckiser
             Group plc                                                       885
                                                                      ----------
                                                                           1,326
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.0%)
   11,200    Aeon Co. Ltd.                                                   129
    1,187    Metro AG                                                         79
    1,837    Wesfarmers Ltd.                                                  65
                                                                      ----------
                                                                             273
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
PACKAGED FOODS & MEAT (0.3%)
   60,000    Ajinomoto Co. Inc.                                       $      690
   10,013    Aryzta AG                                                       556
    4,304    Associated British Foods plc                                     76
   88,070    Goodman Fielder Ltd.                                             96
   35,858    Nestle S.A.                                                   2,302
  105,000    Nippon Meat Packers, Inc.                                     1,471
   13,000    Nisshin Seifun Group, Inc.                                      160
   22,904    Unilever N.V.                                                   748
    7,349    Unilever plc                                                    238
                                                                      ----------
                                                                           6,337
                                                                      ----------
PERSONAL PRODUCTS (0.0%)
    7,000    Kao Corp.                                                       179
                                                                      ----------
SOFT DRINKS (0.0%)
    5,952    Coca-Cola Amatil Ltd.                                            75
                                                                      ----------
TOBACCO (0.2%)
   32,439    British America Tobacco plc                                   1,452
  121,159    Imperial Tobacco Group plc                                    4,337
                                                                      ----------
                                                                           5,789
                                                                      ----------
             Total Consumer Staples                                       26,724
                                                                      ----------
ENERGY (1.4%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
  161,500    China Shenhua Energy Co. Ltd. "H"                               805
                                                                      ----------
INTEGRATED OIL & GAS (0.8%)
    9,100    BG Group plc                                                    211
  497,409    BP plc(c)                                                     3,832
   33,845    ENI S.p.A.                                                      812
    8,688    Origin Energy Ltd.                                              152
   69,478    Repsol YPF S.A.                                               2,368
   36,033    Royal Dutch Shell plc "A"(c)                                  1,299
   93,058    Royal Dutch Shell plc "A"                                     3,317
   46,455    Royal Dutch Shell plc "B"(c)                                  1,680
   68,182    Statoil ASA(b)                                                1,798
   37,587    Total S.A.(b),(c)                                             2,165
                                                                      ----------
                                                                          17,634
                                                                      ----------
OIL & GAS DRILLING (0.1%)
  750,000    China Oilfield Services Ltd. "H"*                             1,487
    1,676    Transocean Ltd.                                                 116
                                                                      ----------
                                                                           1,603
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.0%)
    2,490    AMEC plc                                                         47
    2,068    Petrofac Ltd.                                                    55
    7,854    SBM Offshore N.V.(b)                                            207
                                                                      ----------
                                                                             309
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
  484,000    CNOOC Ltd.                                                    1,218
   41,700    Pacific Rubiales Energy Corp.                                 1,164
   30,527    Santos Ltd.                                                     481
                                                                      ----------
                                                                           2,863
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.4%)
   39,385    Caltex Australia                                                594
  231,000    Cosmo Oil Co. Ltd.                                              691
    2,600    Idemitsu Kosan Co. Ltd.                                         287
  394,200    JX Holdings, Inc.                                             2,583
  107,421    Polski Koncern Naftowy Orlen S.A.*                            2,114
  147,000    TonenGeneral Sekiyu K.K.(b)                                   1,796
   50,499    Tupras-Turkiye Petrol Rafinerileri A.S.                       1,326
                                                                      ----------
                                                                           9,391
                                                                      ----------
             Total Energy                                                 32,605
                                                                      ----------
FINANCIALS (2.8%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
  162,606    3i Group plc                                                    771
                                                                      ----------
CONSUMER FINANCE (0.1%)
   78,300    Credit Saison Co. Ltd.                                        1,181
                                                                      ----------

================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
DIVERSIFIED BANKS (1.5%)
   56,000    Aozora Bank Ltd.                                         $      120
  146,015    Australia and New Zealand Banking Group Ltd.                  3,450
   58,923    Banco Bilbao Vizcaya Argentaria S.A.                            688
   75,374    Banco Santander S.A.(c)                                         896
2,076,000    Bank of China Ltd. "H"                                        1,148
  182,025    Barclays plc                                                    828
   36,856    BNP Paribas S.A.(b)                                           2,876
   35,679    Commonwealth Bank of Australia                                1,928
   19,919    DnB NOR ASA                                                     300
  164,031    HSBC Holdings plc(c)                                          1,713
2,316,000    Industrial and Commercial Bank of China Ltd. "H"              1,951
   21,930    KBC Groep N.V.(b)                                               928
  624,800    Mitsubishi UFJ Financial Group, Inc.                          2,875
    9,157    Mizrahi Tefahot Bank Ltd.                                        98
  596,200    Mizuho Trust & Banking Co., Ltd.                                936
   81,767    National Australia Bank Ltd.                                  2,312
   14,600    National Bank of Canada                                       1,220
  115,722    Natixis                                                         651
  180,277    Nordea Bank AB                                                2,115
   36,030    OTP Bank                                                      1,186
  226,118    Royal Bank of Scotland Group plc*                               159
   94,831    Skandinaviska Enskilda Banken "A"                               850
   21,908    Societe Generale(b)                                           1,300
    1,712    Standard Chartered plc                                           46
   47,800    Sumitomo Mitsui Financial Group, Inc.                         1,378
    8,721    Svenska Handelsbanken AB "A"                                    293
   36,267    Swedbank AB "A"                                                 674
  102,637    Westpac Banking Corp.                                         2,425
                                                                      ----------
                                                                          35,344
                                                                      ----------

DIVERSIFIED CAPITAL MARKETS (0.1%)
   11,307    Credit Suisse Group                                             485
   35,680    Deutsche Bank AG(b)                                           2,127
   33,801    UBS AG*                                                         648
                                                                      ----------
                                                                           3,260
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.0%)
      600    Lazard Ltd. "A"                                                  23
                                                                      ----------
LIFE & HEALTH INSURANCE (0.1%)
   16,310    Delta Lloyd N.V.                                                376
  487,010    Legal & General Group plc                                       938
  454,039    Old Mutual plc                                                  980
    2,111    Swiss Life Holding*                                             352
                                                                      ----------
                                                                           2,646
                                                                      ----------
MULTI-LINE INSURANCE (0.2%)
   10,194    Allianz Holding AG                                            1,411
  106,157    Aviva plc                                                       763
   47,889    AXA S.A.                                                      1,023
    7,476    Sampo OYJ "A"                                                   245
    3,345    Zurich Financial Services AG                                    894
                                                                      ----------
                                                                           4,336
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.1%)
   15,774    Investor AB                                                     378
   17,227    Kinnevik Investment AB "B"                                      422
    2,136    Pargesa Holding S.A.                                            202
                                                                      ----------
                                                                           1,002
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
   97,139    ING Groep N.V.*                                               1,171
  170,104    Intermediate Capital Group plc                                  964
    8,167    OKO Bank plc "A"                                                113
   15,470    ORIX Corp.                                                    1,473
                                                                      ----------
                                                                           3,721
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.1%)
      400    Allied World Assurance Co.                                       24
    2,755    Argo Group International Holdings Ltd.                           81

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    3,600    AXIS Capital Holdings Ltd.                               $      119
1,232,000    PICC Property and Casualty Co. Ltd "H"*                       1,774
  193,571    Royal & Sun Alliance Insurance Group                            438
    9,300    XL Group plc                                                    220
                                                                      ----------
                                                                           2,656
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.1%)
   25,000    Cheung Kong Holdings Ltd.                                       390
  730,000    China Overseas Land & Investment Ltd.                         1,521
                                                                      ----------
                                                                           1,911
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
   58,210    Immofinanz AG*                                                  257
                                                                      ----------
REGIONAL BANKS (0.1%)
   26,891    Bendigo Bank Ltd.                                               257
  348,000    Gunma Bank Ltd.                                               1,814
  286,000    Nishi Nippon City Bank Ltd.                                     807
   34,200    Resona Holdings, Inc.                                           151
   24,500    Sapporo Hokuyo Holdings, Inc.                                    99
                                                                      ----------
                                                                           3,128
                                                                      ----------
REINSURANCE (0.2%)
    8,355    Flagstone Reinsurance Holdings S.A.                              73
   40,486    Hannover Rueckversicherungs                                   2,150
    5,733    Montpelier Re Holdings Ltd.                                     108
    6,296    Muenchener Rueckversicherungs-Gesellschaft AG                   966
      500    Renaissance Re Holdings Ltd.                                     36
                                                                      ----------
                                                                           3,333
                                                                      ----------
SPECIALIZED FINANCE (0.0%)
    3,640    Mitsubishi UFJ Lease & Finance Co., Ltd.                        138
                                                                      ----------
             Total Financials                                             63,707
                                                                      ----------

HEALTH CARE (0.8%)
------------------
HEALTH CARE FACILITIES (0.0%)
      959    Ramsay Health Care                                               19
                                                                      ----------
PHARMACEUTICALS (0.8%)
   78,531    AstraZeneca plc                                               4,105
    1,540    Bayer AG                                                        126
   81,786    GlaxoSmithKline plc                                           1,776
   26,405    Merck KGaA                                                    2,903
   34,946    Novartis AG                                                   2,254
   10,795    Novo Nordisk A/S                                              1,353
   25,582    Orion Oyj"B"                                                    664
   10,767    Roche Holdings AG                                             1,894
   22,346    Sanofi-Aventis S.A.                                           1,769
    3,800    Takeda Pharmaceutical Co. Ltd.                                  180
    9,378    Teva Pharmaceutical Industries Ltd.                             480
                                                                      ----------
                                                                          17,504
                                                                      ----------
             Total Health Care                                            17,523
                                                                      ----------
INDUSTRIALS (1.7%)
------------------
AEROSPACE & DEFENSE (0.1%)
  110,375    BAE Systems plc (c)                                             599
   13,663    European Aeronautic Defense and Space Co. N.V.                  450
   23,873    Safran S.A.                                                     971
                                                                      ----------
                                                                           2,020
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.1%)
   80,542    Deutsche Post AG                                              1,517
                                                                      ----------
AIRLINES (0.0%)
    8,234    Deutsche Lufthansa AG                                           179
                                                                      ----------
BUILDING PRODUCTS (0.1%)
   27,000    Asahi Glass Co. Ltd.                                            317
   17,413    Compagnie De Saint Gobain                                     1,151
                                                                      ----------
                                                                           1,468
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.1%)
    3,369    ACS Actividades de Construccion y Servicios S.A.                162
   84,052    Balfour Beatty plc                                              445

================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
      786    Bouygues S.A.                                            $       36
    2,100    Chicago Bridge & Iron Co.                                        80
    6,887    Samsung Engineering Co. Ltd.                                  1,576
                                                                      ----------
                                                                           2,299
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
   30,247    Fiat Industrial SpA*                                            398
    4,769    Hyundai Heavy Industries Co. Ltd.                             2,232
   57,300    Komatsu Ltd.                                                  1,710
   52,000    Kubota Corp.                                                    467
   41,500    Tata Motors Ltd. ADR                                          1,005
  108,080    Volvo AB"B"                                                   1,953
   88,000    Weichai Power Co. Ltd. "H"                                      497
  358,000    Yangzijiang Shipbuilding Holdings Ltd.                          464
                                                                      ----------
                                                                           8,726
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    4,676    Schneider Electric S.A.                                         771
   73,100    Ushio, Inc.                                                   1,435
                                                                      ----------
                                                                           2,206
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
    6,207    ABB Ltd.*                                                       167
   98,000    Mitsubishi Electric Corp.                                     1,100
                                                                      ----------
                                                                           1,267
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    2,330    Adecco S.A.                                                     159
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.3%)
    2,975    Delek Group Ltd.                                                721
    2,000    Hutchison Whampoa Ltd.                                           23
   29,509    Siemens AG                                                    3,949
   12,502    Wendel                                                        1,519
                                                                      ----------
                                                                           6,212
                                                                      ----------
INDUSTRIAL MACHINERY (0.2%)
   16,969    Atlas Copco AB "A"                                              446
   16,969    Atlas Copco AB "A"*                                              14
    4,662    Atlas Copco AB "B"                                              110
    4,662    Atlas Copco AB "B"*                                               4
    7,000    FANUC Ltd.                                                    1,073
    9,123    GEA Group AG                                                    307
    6,058    Kone Oyj "B"                                                    382
   17,250    Metso Corp.                                                     994
    9,000    Mitsubishi Heavy Industries Ltd.                                 43
   24,800    Nabtesco Corp.                                                  558
    3,900    SMC Corp.                                                       624
    3,298    Wartsila Corp. OYJ "B"                                          120
                                                                      ----------
                                                                           4,675
                                                                      ----------
MARINE (0.0%)
        5    A.P. Moller-Maersk A/S "B"                                       46
       21    A.P. Moller-Maersk Group                                        202
   54,000    Kawasaki Kisen Kaish Ltd.                                       181
   23,000    Nippon Yusen Kabushiki Kaisha                                    87
   53,500    Orient Overseas International Ltd.                              418
                                                                      ----------
                                                                             934
                                                                      ----------
RAILROADS (0.0%)
      124    Central Japan Railway Co.                                       971
   16,000    Tokyu Corp.                                                      66
                                                                      ----------
                                                                           1,037
                                                                      ----------
RESEARCH & CONSULTING SERVICES (0.0%)
   18,759    ITE Group plc                                                    76
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
  209,400    Itochu Corp.                                                  2,153
   73,000    Marubeni Corp.                                                  508
   20,900    Mitsubishi Corp.                                                527
   95,500    Mitsui & Co. Ltd.                                             1,622
   58,800    Sumitomo Corp.                                                  780
    8,292    Wolseley plc                                                    281
                                                                      ----------
                                                                           5,871
                                                                      ----------
TRUCKING (0.0%)
   19,547    DSV Air & Sea                                                   489
   40,574    FirstGroup plc                                                  226
                                                                      ----------
                                                                             715
                                                                      ----------
             Total Industrials                                            39,361
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (0.7%)
-----------------------------
APPLICATION SOFTWARE (0.0%)
    9,500    SAP AG(b)                                                $      590
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.1%)
   37,341    Nokia Oyj                                                       255
   60,800    Research In Motion Ltd.*                                      2,595
                                                                      ----------
                                                                           2,850
                                                                      ----------
COMPUTER HARDWARE (0.0%)
   93,000    Toshiba Corp.                                                   491
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS (0.0%)
   15,100    Seagate Technology plc                                          254
                                                                      ----------
ELECTRONIC COMPONENTS (0.1%)
    7,300    Hamamatsu Photonics                                             297
    7,300    Kyocera Corp.                                                   762
                                                                      ----------
                                                                           1,059
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
  680,000    Hitachi Ltd.                                                  3,871
    1,500    Keyence Corp.                                                   392
                                                                      ----------
                                                                           4,263
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
   77,112    Hon Hai Precision Industry Co. Ltd.                             549
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.0%)
   31,300    GMO Internet, Inc.                                              134
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.0%)
      480    OBIC Co., Ltd.                                                   85
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
   25,300    ASM Pacific Technology Ltd.                                     342
   25,613    ASML Holding N.V.                                               995
                                                                      ----------
                                                                           1,337
                                                                      ----------
SEMICONDUCTORS (0.2%)
   21,453    ARM Holdings plc                                                202
   26,700    Elpida Memory, Inc.*                                            367
  179,665    Infineon Technologies AG                                      2,079
  153,100    Taiwan Semiconductor Manufacturing Co. Ltd. ADR               2,091
                                                                      ----------
                                                                           4,739
                                                                      ----------
             Total Information Technology                                 16,351
                                                                      ----------
MATERIALS (1.5%)
----------------
COMMODITY CHEMICALS (0.1%)
  135,000    Asahi Kasei Corp.                                               881
    2,796    Honam Petrochemical Corp.                                     1,026
   13,000    Kaneka Corp.                                                     87
   11,000    Teijin Ltd.                                                      51
   31,000    Tosoh Corp.                                                     123
                                                                      ----------
                                                                           2,168
                                                                      ----------
CONSTRUCTION MATERIALS (0.1%)
  134,337    Boral Ltd.                                                      661
    4,137    CRH plc                                                          90
                                                                      ----------
                                                                             751
                                                                      ----------
DIVERSIFIED CHEMICALS (0.2%)
   36,177    BASF SE                                                       3,345
    3,797    Lanxess AG                                                      328
   94,000    Mitsubishi Chemical Holdings Corp.                              652
                                                                      ----------
                                                                           4,325
                                                                      ----------
DIVERSIFIED METALS & MINING (0.9%)
   39,919    Anglo American Capital plc                                    1,990
   49,387    BHP Billiton Ltd.(c)                                          2,339
  106,927    BHP Billiton plc                                              4,227
  753,400    Grupo Mexico S.A.B. de C.V. "B"                               2,692
    2,511    Korea Zinc Co. Ltd.                                             949
   11,000    Mitsubishi Materials Corp.                                       34
   20,441    OZ Minerals Ltd.                                                308
   17,966    Rio Tinto Ltd.                                                1,564
   51,473    Rio Tinto plc                                                 3,594
   32,000    Sumitomo Metal Mining Co. Ltd.                                  516
    5,818    Thompson Creek Metals Co., Inc.*                                 63

================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
   79,528    Xstrata plc                                              $    1,865
                                                                      ----------
                                                                          20,141
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
    2,486    K&S AG                                                          198
      817    Syngenta AG                                                     282
    2,850    Yara International ASA                                          172
                                                                      ----------
                                                                             652
                                                                      ----------
INDUSTRIAL GASES (0.0%)
    3,789    Linde AG                                                        641
                                                                      ----------
METAL & GLASS CONTAINERS (0.0%)
   29,638    Rexam plc                                                       195
                                                                      ----------
PAPER PACKAGING (0.0%)
   27,657    Amcor Ltd.                                                      214
                                                                      ----------
PAPER PRODUCTS (0.2%)
  151,414    Mondi plc                                                     1,523
  223,633    Stora Enso Oyj                                                2,501
   25,170    Svenska Cellulosa AB "B"                                        391
                                                                      ----------
                                                                           4,415
                                                                      ----------
SPECIALTY CHEMICALS (0.0%)
   11,100    JSR Corp.                                                       219
      543    Koninklijke DSM N.V.                                             36
    7,200    Nitto Denko Corp.                                               375
      314    Wacker Chemie AG                                                 70
    8,779    Yule Catto & Co. plc                                             32
                                                                      ----------
                                                                             732
                                                                      ----------
STEEL (0.0%)
   33,000    Daido Steel Co. Ltd.                                            201
    1,500    Maruichi Steel Tube Ltd.                                         38
    4,437    Voestalpine AG                                                  222
    4,200    Yamato Kogyo Co.                                                136
                                                                      ----------
                                                                             597
                                                                      ----------
             Total Materials                                              34,831
                                                                      ----------
TELECOMMUNICATION SERVICES (0.9%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
  335,252    BT Group plc                                                  1,107
   31,700    Chunghwa Telecom Co. Ltd. ADR                                 1,037
   13,004    France Telecom S.A.                                             298
   26,608    Koninklijke (Royal) KPN N.V.                                    391
   25,700    Nippon Telegraph & Telephone Corp.                            1,204
  769,033    Telecom Italia S.p.A.                                         1,020
   75,080    Telefonica S.A.(c)                                            1,823
   14,472    TeliaSonera AB                                                  113
   83,889    Telstra Corp. Ltd.                                              270
                                                                      ----------
                                                                           7,263
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
   34,700    America Movil S.A.B. de C.V. ADR "L"                          1,829
    6,241    Millicom International Cellular S.A.                            722
    3,337    Partner Communications Co.                                       57
   34,000    SoftBank Corp.                                                1,312
   48,100    Vivo Participacoes S.A.                                       2,128
  138,859    Vodacom Group Ltd.                                            1,702
1,866,082    Vodafone Group plc                                            5,186
                                                                      ----------
                                                                          12,936
                                                                      ----------
             Total Telecommunication Services                             20,199
                                                                      ----------
UTILITIES (0.6%)
----------------
ELECTRIC UTILITIES (0.4%)
    2,100    Chubu Electric Power Co., Inc.                                   33
   31,205    E.ON AG                                                         886
  415,751    Enel S.p.A.(c)                                                2,856
    2,003    Fortum Oyj                                                       67
   49,590    Iberdrola S.A.                                                  439
  145,600    Kansai Electric Power Co., Inc.                               2,472
    1,658    Red Electrica de Espana                                         100
    3,692    Scottish & Southern Energy plc                                   84
  206,291    SP AusNet                                                       205
  405,324    Terna-Rete Elettrica Nationale S.p.A.                         1,980
                                                                      ----------
                                                                           9,122
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT $(000)/                                                             VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
GAS UTILITIES (0.0%)
    9,001    Enagas S.A.                                              $      212
    6,007    Gas Natural SDG S.A.                                            114
   70,963    Snam Rete Gas S.p.A.                                            419
                                                                      ----------
                                                                             745
                                                                      ----------
MULTI-UTILITIES (0.2%)
  431,111    Centrica plc                                                  2,256
   57,393    Gaz de France S.A.                                            2,111
   61,903    National Grid plc                                               637
    3,271    RWE AG                                                          191
                                                                      ----------
                                                                           5,195
                                                                      ----------
             Total Utilities                                              15,062
                                                                      ----------
             Total Common Stocks (cost: $259,503)                        298,192
                                                                      ----------

PREFERRED SECURITIES (1.0%)

CONSUMER DISCRETIONARY (0.1%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.1%)
   13,220    Volkswagen AG                                                 2,347
                                                                      ----------
CONSUMER STAPLES (0.1%)
-----------------------
HOUSEHOLD PRODUCTS (0.1%)
   27,087    Henkel AG & Co. KGaA(b)                                       1,916
                                                                      ----------
FINANCIALS (0.7%)
-----------------
DIVERSIFIED BANKS (0.2%)
   90,050    Banco Itau Holding Financeira S.A.                            2,046
  204,982    Itausa - Investimentos Itau S.A.                              1,534
                                                                      ----------
                                                                           3,580
                                                                      ----------
REINSURANCE (0.5%)
    3,000    Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
               acquired 1/23/2007 and 3/02/2007; cost $3,065*(f)           1,650
  $10,000    Swiss Re Capital I, LP, 6.85%, perpetual(d)                  10,057
                                                                      ----------
                                                                          11,707
                                                                      ----------
             Total Financials                                             15,287
                                                                      ----------
MATERIALS (0.1%)
----------------
STEEL (0.1%)
   79,800    Vale S.A. "A"                                                 2,268
                                                                      ----------
             Total Preferred Securities (cost: $19,995)                   21,818
                                                                      ----------
RIGHTS (0.0%)

FINANCIALS (0.0%)
-----------------
DIVERSIFIED BANKS (0.0%)
    1,930    Itausa - Investimentos Itau S.A.                                 15
                                                                      ----------
HEALTH CARE (0.0%)
------------------
PHARMACEUTICALS (0.0%)
    7,600    Sanofi-Aventis*                                                  18
                                                                      ----------
UTILITIES (0.0%)
----------------
GAS UTILITIES (0.0%)
    6,007    Gas Natural SDG S.A.*                                             4
                                                                      ----------
             Total Rights (cost: $34)                                         37
                                                                      ----------

INVESTMENT COMPANIES (11.2%)
  646,560    iShares MSCI EAFE Index Fund                                 40,126
4,424,807    Vanguard MSCI Emerging Markets ETF(b)                       217,302
                                                                      ----------
             Total Investment Companies (cost: $234,740)                 257,428
                                                                      ----------
             Total International Equity Securities (cost: $514,272)      577,475
                                                                      ----------

PRECIOUS METALS AND MINERALS SECURITIES (3.5%)

GOLD (3.2%)

AFRICAN GOLD COMPANIES (0.4%)
   90,000    AngloGold Ashanti Ltd. ADR                                    4,136
  280,000    Gold Fields Ltd. ADR                                          4,603
                                                                      ----------
                                                                           8,739
                                                                      ----------

================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
AUSTRALIAN GOLD COMPANIES (0.2%)
  120,000    Newcrest Mining Ltd.                                     $    5,087
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.2%)
   45,000    Randgold Resources Ltd. ADR                                   3,688
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (2.2%)
   70,000    Agnico-Eagle Mines Ltd.                                       4,529
   93,823    Allied Nevada Gold Corp.*                                     3,479
  125,000    Barrick Gold Corp.(b)                                         5,973
  240,000    Eldorado Gold Corp.(b)                                        3,814
  290,000    Gammon Gold, Inc.*                                            2,999
  120,000    Goldcorp, Inc.                                                6,008
  220,000    IAMGOLD Corp.                                                 4,631
  270,000    Kinross Gold Corp.                                            4,244
   91,600    Newmont Mining Corp.                                          5,182
   90,000    Royal Gold, Inc.                                              5,582
  360,000    Yamana Gold, Inc.                                             4,626
                                                                      ----------
                                                                          51,067
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
   90,000    Compania de Minas Buenaventura S.A. ADR                       3,971
                                                                      ----------
             Total Gold                                                   72,552
                                                                      ----------

PLATINUM GROUP METALS (0.3%)
  130,000    Impala Platinum Holdings Ltd.                                 3,608
  130,000    Lonmin plc                                                    3,421
                                                                      ----------
             Total Platinum Group Metals                                   7,029
                                                                      ----------
SILVER (0.0%)
   30,749    Fresnillo plc (cost: $691)                                      738
                                                                      ----------
             Total Precious Metals and Minerals Securities
               (cost: $54,384)                                            80,319
                                                                      ----------

GLOBAL REAL ESTATE EQUITY SECURITIES (0.8%)

COMMON STOCKS (0.5%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
   26,000    Daiwa House Industry Co. Ltd.                                   316
   49,500    Kerry Properties Ltd.                                           253
   39,129    Lend Lease Group                                                374
  169,000    UOL Group Ltd.                                                  677
   57,000    Wharf (Holdings) Ltd.                                           421
  162,000    Wheelock & Co. Ltd.                                             679
                                                                      ----------
             Total Diversified Real Estate Activities                      2,720
                                                                      ----------
REAL ESTATE SERVICES (0.0%)
    9,000    CB Richard Ellis Group, Inc. "A"*                               238
                                                                      ----------
REITs - DIVERSIFIED (0.1%)
  108,472    BGP Holdings plc, acquired 8/06/2009; cost: $0*(e),(f)            -
   13,978    Cousins Properties, Inc.                                        122
  118,187    GPT Group                                                       394
   87,888    Mirvac Group                                                    120
  240,227    Stockland                                                       905
    5,337    Vornado Realty Trust                                            525
                                                                      ----------
             Total REITs - Diversified                                     2,066
                                                                      ----------
REITs - INDUSTRIAL (0.0%)
   25,161    DCT Industrial Trust, Inc.                                      142
    8,257    First Potomac Realty Trust                                      139
    3,800    ProLogis                                                         63
                                                                      ----------
             Total REITs - Industrial                                        344
                                                                      ----------
REITs - MORTGAGE (0.0%)
   23,400    Annaly Capital Management, Inc.                                 424
    6,100    Chimera Investment Corp.                                         24
    6,495    Invesco Mortgage Capital                                        148
                                                                      ----------
             Total REITs - Mortgage                                          596
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
REITs - OFFICE (0.1%)
    4,800    Boston Properties, Inc.                                  $      520
      500    Digital Realty Trust, Inc.                                       31
   19,000    Duke Realty Corp.                                               286
   10,443    Franklin Street Properties Corp.                                143
    3,400    SL Green Realty Corp.                                           306
                                                                      ----------
             Total REITs - Office                                          1,286
                                                                      ----------
REITs - RESIDENTIAL (0.0%)
    7,874    Associated Estates Realty Corp.                                 133
      215    AvalonBay Communities, Inc.                                      28
    8,700    Equity Residential Properties Trust                             538
                                                                      ----------
             Total REITs - Residential                                       699
                                                                      ----------
REITs - RETAIL (0.1%)
    4,352    CBL & Associates Properties, Inc.                                84
   14,347    Inland Real Estate Corp.                                        131
   17,500    Kimco Realty Corp.                                              341
    5,300    Macerich Co.                                                    288
    4,779    Pennsylvania REIT                                                82
      700    Realty Income Corp.                                              25
    7,800    Regency Centers Corp.                                           361
   11,074    Simon Property Group, Inc.                                    1,307
   15,002    Westfield Group                                                 146
                                                                      ----------
             Total REITs - Retail                                          2,765
                                                                      ----------
REITs - SPECIALIZED (0.1%)
    9,612    DiamondRock Hospitality Co.                                     111
    6,100    HCP, Inc.                                                       231
    3,900    Health Care REIT, Inc.                                          208
   14,450    Hersha Hospitality Trust                                         87
   20,893    Host Hotels & Resorts, Inc.                                     367
    4,159    Public Storage                                                  492
    7,114    Sunstone Hotel Investors, Inc.*                                  72
                                                                      ----------
    1,200    Ventas, Inc.                                                     68
                                                                      ----------
             Total REITs - Specialized                                     1,636
                                                                      ----------
             Total Common Stocks                                          12,350
                                                                      ----------
PREFERRED SECURITIES (0.3%)

REITs - OFFICE (0.3%)
  280,000    Commonwealth REIT, 7.25%, perpetual                           6,916
                                                                      ----------
             Total Global Real Estate Equity Securities
               (cost: $17,533)                                            19,266
                                                                      ----------
ALTERNATIVE INVESTMENT STRATEGIES (0.9%)
2,069,913    PIMCO Commodity Real Return Strategy Fund                    20,077
                                                                      ----------
             Total Alternative Investment Strategies (cost: $14,995)      20,077
                                                                      ----------

================================================================================

40  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             BONDS (32.5%)

             CORPORATE OBLIGATIONS (22.5%)

             CONSUMER STAPLES (0.5%)
             -----------------------
             DRUG RETAIL (0.5%)
$  11,866    CVS Caremark Corp.(a)                               6.30%        6/01/2037      $   11,750
                                                                                             ----------
             ENERGY (1.1%)
             OIL & GAS STORAGE & TRANSPORTATION (1.1%)
    9,780    Enbridge Energy Partners, LP(a)                     8.05        10/01/2037          10,830
    4,780    Enterprise Products Operating, LP(a)                7.00         6/01/2067           4,821
   10,465    Southern Union Co.(a)                               7.20        11/01/2066          10,282
                                                                                             ----------
             Total Energy                                                                        25,933
                                                                                             ----------
             FINANCIALS (16.8%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
    8,000    State Street Capital Trust IV                       1.31(g)      6/15/2037           6,803
                                                                                             ----------
             CONSUMER FINANCE (0.8%)
   10,052    American Express Co.(h)                             6.80         9/01/2066          10,630
    7,500    Capital One Financial Corp.(a)                      7.69         8/15/2036           7,744
                                                                                             ----------
                                                                                                 18,374
                                                                                             ----------
             DIVERSIFIED BANKS (0.7%)
    1,000    Emigrant Bancorp, Inc.(a),(d)                       6.25         6/15/2014             896
    1,000    FCB NC Capital Trust I                              8.05         3/01/2028           1,030
    5,800    USB Realty Corp.(a),(d)                             6.09                 -(i)        5,061
   10,000    Wells Fargo Capital XIII(a)                         7.70                 -(i)       10,325
                                                                                             ----------
                                                                                                 17,312
                                                                                             ----------
             INVESTMENT BANKING & BROKERAGE (0.8%)
    9,925    Goldman Sachs Capital II(a)                         5.79                 -(i)        8,337
   10,000    Schwab Capital Trust I                              7.50        11/15/2037          10,615
                                                                                             ----------
             Total Investment Banking & Brokerage                                                18,952
                                                                                             ----------
             LIFE & HEALTH INSURANCE (2.3%)
   10,000    Great-West Life & Annuity Insurance Co.(d)          7.15         5/16/2046          10,550
   10,000    Lincoln National Corp.(a)                           7.00         5/17/2066          10,350
    1,300    MetLife Capital Trust X(a),(d)                      9.25         4/08/2038           1,658
    4,500    MetLife, Inc.                                       6.40        12/15/2066           4,508
    2,000    MetLife, Inc.(a)                                   10.75         8/01/2069           2,843
    4,500    Principal Financial Global Fund LLC                 0.81(g)      1/10/2031           3,646
    6,500    Prudential Financial, Inc.(a)                       8.88         6/15/2038           7,962
   12,280    StanCorp Financial Group, Inc.(a)                   6.90         6/01/2067          12,155
                                                                                             ----------
                                                                                                 53,672
                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (1.6%)
$  15,512    Genworth Financial, Inc.(a)                        6.15%        11/15/2066      $   12,061
   12,205    Glen Meadow(a),(d)                                 6.51          2/12/2067          11,305
    2,070    Liberty Mutual Group, Inc.(a)                      7.30          6/15/2014           2,267
   10,510    Nationwide Mutual Insurance Co.(a),(d)             5.81         12/15/2024          10,282
                                                                                             ----------
                                                                                                 35,915
                                                                                             ----------
             MULTI-SECTOR HOLDINGS (0.1%)
    2,000    Leucadia National Corp.(a)                         8.65          1/15/2027           2,055
                                                                                             ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.6%)
    3,000    AgFirst Farm Credit Bank(a)                        6.59                  -(i)        2,499
    3,360    Bank of America Corp. Capital Trust XV             1.11(g)       6/01/2056           2,558
    5,000    BankAmerica Capital III                            0.85(g)       1/15/2027           4,119
    4,000    BankBoston Capital Trust IV                        0.91(g)       6/08/2028           3,258
    2,000    First Republic Bank Corp.(a)                       7.75          9/15/2012           2,118
    2,000    General Electric Capital Corp.                     6.38         11/15/2067           2,088
    7,710    General Electric Capital Corp.(a)                  6.38         11/15/2067           8,038
    5,000    JPMorgan Chase & Co. Capital XIII                  1.26(g)       9/30/2034           4,286
    8,000    JPMorgan Chase & Co. Capital XXI                   1.22(g)       2/02/2037           6,901
    1,625    MBNA Capital B                                     1.07(g)       2/01/2027           1,322
                                                                                             ----------
                                                                                                 37,187
                                                                                             ----------
             PROPERTY & CASUALTY INSURANCE (3.7%)
    7,000    Alleghany Corp.                                    5.63          9/15/2020           7,337
   10,000    Allstate Corp.(h)                                  6.13          5/15/2037          10,175
    7,325    BNSF Funding Trust I                               6.61         12/15/2055           7,627
   10,000    Chubb Corp.                                        6.38          3/29/2067          10,650
    3,000    HSB Group, Inc.                                    1.19(g)       7/15/2027           2,423
    8,000    Ironshore Holdings, Inc.(d)                        8.50          5/15/2020           8,919
    1,077    OneBeacon U.S. Holdings, Inc.                      5.88          5/15/2013           1,129
   10,000    Progressive Corp.(a)                               6.70          6/15/2037          10,588
    7,670    QBE Insurance Group Ltd.(d)                        5.65          7/01/2023           7,507
    1,000    RLI Corp.(a)                                       5.95          1/15/2014           1,054
    6,500    Travelers Companies, Inc.(a)                       6.25          3/15/2037           6,898
   10,000    White Mountains Re Group Ltd.(d)                   6.38          3/20/2017          10,441
                                                                                             ----------
                                                                                                 84,748
                                                                                             ----------
             REGIONAL BANKS (3.8%)
    1,000    Allfirst Preferred Capital Trust                   1.78(g)       7/15/2029             884
   13,500    CoBank ACB(d)                                      0.91(g)       6/15/2022          12,067
    3,000    Cullen/Frost Bankers, Inc.(a)                      5.75          2/15/2017           2,959
   10,000    Fifth Third Capital Trust IV(a)                    6.50          4/15/2037          10,000
    3,500    First Empire Capital Trust I(a)                    8.23          2/01/2027           3,651
    2,000    First Maryland Capital Trust I                     1.28(g)       1/15/2027           1,705
    5,000    Fulton Capital Trust I(a)                          6.29          2/01/2036           4,331

================================================================================

42  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$   2,000    Huntington Capital II "B"                           0.93%(g)     6/15/2028      $    1,618
    8,000    Huntington Capital III(a)                           6.65         5/15/2037           7,880
   10,000    KeyCorp Capital I                                   1.04(g)      7/01/2028           8,444
    5,039    Manufacturers & Traders Trust Co.(a)                5.63        12/01/2021           4,998
    4,000    PNC Preferred Funding Trust(a),(d)                  6.52                 -(i)        3,546
    4,979    PNC Preferred Funding Trust III(a),(d)              8.70                 -(i)        5,331
    1,000    Sky Financial Capital Trust I                       9.34         5/01/2030           1,025
    2,000    Susquehanna Bancshares, Inc.(a)                     2.09(g)      5/01/2014           1,815
    4,000    Susquehanna Capital II(a)                          11.00         3/23/2040           4,360
    3,000    TCF National Bank(a)                                5.50         2/01/2016           2,937
   10,000    Webster Capital Trust IV(a)                         7.65         6/15/2037          10,016
                                                                                             ----------
                                                                                                 87,567
                                                                                             ----------
             REINSURANCE (0.6%)
    4,000    Alterra Finance, LLC                                6.25         9/30/2020           4,187
    4,000    Max USA Holdings Ltd.(a),(d)                        7.20         4/14/2017           4,171
    4,000    Platinum Underwriters Finance, Inc.(a)              7.50         6/01/2017           4,400
                                                                                             ----------
             Total Reinsurance                                                                   12,758
                                                                                             ----------
             REITs - RETAIL (0.3%)
    2,592    Developers Diversified Realty Corp.                 5.38        10/15/2012           2,686
    3,000    New Plan Excel Realty Trust, Inc.                   5.30         1/15/2015           2,880
      413    New Plan Excel Realty Trust, Inc.,
               acquired 02/20/2009; cost: $140(f)                7.68        11/02/2026             394
                                                                                             ----------
                                                                                                  5,960
                                                                                             ----------
             REITs - SPECIALIZED (0.2%)
    3,500    Ventas Realty, LP(a)                                6.75         4/01/2017           3,732
                                                                                             ----------
             Total Financials                                                                   385,035
                                                                                             ----------
             INDUSTRIALS (0.5%)
             ------------------
             AIRLINES (0.1%)
    1,364    America West Airlines, Inc.
               Pass-Through Trust (INS)                          7.93         1/02/2019           1,410
                                                                                             ----------
             INDUSTRIAL CONGLOMERATES (0.4%)
   10,760    Textron Financial Corp.(d)                          6.00         2/15/2067           9,415
                                                                                             ----------
             Total Industrials                                                                   10,825
                                                                                             ----------
             INFORMATION TECHNOLOGY (0.4%)
             -----------------------------
             SYSTEMS SOFTWARE (0.4%)
    7,500    Microsoft Corp.(d)                                  1.88(j)      6/15/2013           7,716
                                                                                             ----------
             UTILITIES (3.2%)
             ----------------
             ELECTRIC UTILITIES (1.4%)
    1,336    Cedar Brakes II, LLC(d)                             9.88         9/01/2013           1,405
    5,000    FPL Group Capital, Inc.(a)                          6.35        10/01/2066           5,006
    4,000    FPL Group Capital, Inc.(a)                          6.65         6/15/2067           4,035

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$   1,000    FPL Group Capital, Inc.(a)                         7.30%         9/01/2067      $    1,054
      247    Oglethorpe Power Corp.                             6.97          6/30/2011             247
   10,000    PPL Capital Funding, Inc.(a)                       6.70          3/30/2067           9,937
    1,000    SPI Electricity Property Ltd.(INS)(a)              7.25         12/01/2016           1,153
   13,403    Texas Competitive Electric Holdings Co., LLC(k),(p)4.74         10/10/2017          10,638
                                                                                             ----------
                                                                                                 33,475
                                                                                             ----------
             MULTI-UTILITIES (1.8%)
    6,500    Dominion Resources, Inc.(a)                        7.50          6/30/2066           6,897
    3,500    Dominion Resources, Inc.(a)                        6.30          9/30/2066           3,465
    9,741    Integrys Energy Group, Inc.(a)                     6.11         12/01/2066           9,655
   10,000    Puget Sound Energy, Inc.(a)                        6.97          6/01/2067          10,225
   10,000    Wisconsin Energy Corp.(a)                          6.25          5/15/2067          10,138
                                                                                             ----------
                                                                                                 40,380
                                                                                             ----------
             Total Utilities                                                                     73,855
                                                                                             ----------
             Total Corporate Obligations (cost: $444,399)                                       515,114
                                                                                             ----------

             EURODOLLAR AND YANKEE OBLIGATIONS (2.4%)

             ENERGY (0.4%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
   10,000    TransCanada Pipelines Ltd.(a)                      6.35          5/15/2067          10,227
                                                                                             ----------
             FINANCIALS (1.5%)
             -----------------
             DIVERSIFIED BANKS (0.0%)
    2,500    Landsbanki Islands hf, acquired 10/12/2007;
               cost $2,500(d),(e),(f),(l)                       7.43                  -(i)            -
                                                                                             ----------
             MULTI-LINE INSURANCE (1.3%)
    5,270    AXA S.A.                                           3.59(g)               -(i)        4,084
    7,192    AXA S.A.                                           3.68(g)               -(i)        5,499
   10,665    Oil Insurance Ltd.(a),(d)                          7.56                  -(i)       10,356
    5,000    ZFS Finance USA Trust II(a),(d)                    6.45         12/15/2065           5,275
    5,190    ZFS Finance USA Trust IV(a),(d)                    5.88          5/09/2032           5,266
                                                                                             ----------
             Total Multi-Line Insurance                                                          30,480
                                                                                             ----------
             PROPERTY & CASUALTY INSURANCE (0.2%)
    3,000    QBE Capital Funding III L.P.(d)                    7.25          5/24/2041           3,026
                                                                                             ----------
             REGIONAL BANKS (0.0%)
    3,000    Glitnir Banki hf, acquired 9/11/2006 and
               10/18/2006; cost $3,051(d),(e),(f),(l)           7.45                  -(i)            -
                                                                                             ----------
             Total Financials                                                                    33,506
                                                                                             ----------

================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             INDUSTRIALS (0.4%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.4%)
$  10,000    Hutchison Whampoa, Ltd.(d)                         6.00%                -(i)    $   10,282
                                                                                             ----------
             MATERIALS (0.1%)
             ----------------
             DIVERSIFIED METALS & MINING (0.1%)
    1,429    Glencore Finance S.A.                              8.00                 -(i)         1,452
                                                                                             ----------
             Total Eurodollar and Yankee Obligations
               (cost: $51,503)                                                                   55,467
                                                                                             ----------

             ASSET-BACKED SECURITIES (0.4%)

             FINANCIALS (0.4%)
             -----------------
             ASSET-BACKED FINANCING (0.4%)
    3,000    Credit Acceptance Auto Loan Trust(d)               5.68          5/15/2017           3,098
    1,016    Prestige Auto Receivables Trust "A"(d)             5.67          4/15/2017           1,064
    3,000    SLM Student Loan Trust                             0.73(g)       7/15/2036           2,439
    1,686    SLM Student Loan Trust                             0.82(g)      10/25/2038           1,383
    1,560    Trinity Rail Leasing, LP(d)                        5.90          5/14/2036           1,534
                                                                                             ----------
             Total Financials                                                                     9,518
                                                                                             ----------
             Total Asset-Backed Securities (cost: $9,050)                                         9,518
                                                                                             ----------

             COMMERCIAL MORTGAGE SECURITIES (7.0%)

             FINANCIALS (7.0%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (7.0%)
    2,000    Banc of America Commercial Mortgage, Inc.(a)       4.77          7/10/2043           1,971
    1,200    Banc of America Commercial Mortgage, Inc.          4.95          7/10/2043           1,240
    8,045    Banc of America Commercial Mortgage, Inc.          5.81          7/10/2044           8,240
    3,000    Banc of America Commercial Mortgage, Inc.(a)       5.77          5/10/2045           3,099
    2,000    Banc of America Commercial Mortgage, Inc.          5.46          9/10/2045           1,959
    1,175    Banc of America Commercial Mortgage, Inc.          5.68          7/10/2046           1,235
    6,000    Banc of America Commercial Mortgage, Inc.(a)       5.18          9/10/2047           5,638
    5,655    Banc of America Commercial Mortgage, Inc.(a),(d)   6.14          9/10/2047           6,007
      259    Bear Stearns Commercial Mortgage Securities, Inc.  4.00          3/13/2040             264
    4,000    Bear Stearns Commercial Mortgage Securities, Inc.  5.21          2/11/2041           3,842
    4,500    Citigroup Commercial Mortgage Trust                6.10         12/10/2049           4,760
   10,000    Commercial Mortgage Loan Trust                     6.08          7/10/2038          10,054
    6,000    Commercial Mortgage Loan Trust(a)                  6.02         12/10/2049           5,860
    2,000    Commercial Mortgage Loan Trust                     5.54         12/11/2049           1,976
    2,500    Credit Suisse Commercial Mortgage Trust            6.02          6/15/2038           2,685
    1,050    Credit Suisse Commercial Mortgage Trust(a)         5.55          2/15/2039           1,058
      145    Credit Suisse First Boston Mortgage Securities
               Corp.(d)                                         6.65         12/18/2035             146

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$   2,213    Credit Suisse First Boston Mortgage Securities
               Corp.(d)                                         5.02%         1/15/2037      $    2,085
    4,750    Credit Suisse First Boston Mortgage Securities
               Corp.(a)                                         5.10          8/15/2038           4,874
    3,355    GE Capital Commercial Mortgage Corp.               5.61         12/10/2049           3,138
    4,000    GE Commercial Mortgage Corp.                       5.07          7/10/2045           4,060
    2,500    GMAC Commercial Mortgage Securities, Inc.(a)       4.75          5/10/2043           2,579
      325    GS Mortgage Securities Corp. II(d)                 6.45          8/05/2018             327
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.(a)                                         4.99          9/12/2037           2,031
      625    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.00         10/15/2042             644
   11,225    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.04         10/15/2042          11,047
    1,859    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.(a)                                         5.49          4/15/2043           1,985
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.33         12/15/2044           1,979
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.33         12/15/2044           1,922
    2,500    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.48          5/15/2045           2,429
   10,000    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            5.41          5/15/2047           9,442
    4,500    J.P. Morgan Chase Commercial Mortgage Securities
               Corp.                                            6.26          2/15/2051           4,608
      483    LB-UBS Commercial Mortgage Trust                   4.56          9/15/2026             489
    3,000    LB-UBS Commercial Mortgage Trust(d)                5.33         12/15/2036           2,802
    1,500    Merrill Lynch Mortgage Trust                       5.24         11/12/2037           1,571
    1,000    Merrill Lynch Mortgage Trust                       5.24         11/12/2037             995
    2,500    Merrill Lynch Mortgage Trust                       5.10          7/12/2038           2,359
    6,500    Merrill Lynch Mortgage Trust                       5.14          7/12/2038           6,536
    6,500    Merrill Lynch Mortgage Trust                       5.67          5/12/2039           6,504
    7,000    Merrill Lynch Mortgage Trust                       5.01         10/12/2041           6,902
    1,000    Merrill Lynch Mortgage Trust                       5.38          1/12/2044             756
    3,000    ML-CFC Commercial Mortgage Trust                   5.42          8/12/2048           2,811
    3,000    ML-CFC Commercial Mortgage Trust(a)                6.16          8/12/2049           3,028
    4,000    Morgan Stanley Capital I, Inc.(a)                  5.97          8/12/2041           4,252
      878    Morgan Stanley Capital I, Inc.                     5.15          8/13/2042             815
      723    Morgan Stanley Capital I, Inc.                     5.17          8/13/2042             713
    5,000    Morgan Stanley Capital I, Inc.(a)                  4.77          7/15/2056           5,147
       27    Wachovia Bank Commercial Mortgage Trust(a)         5.00          7/15/2041              28

================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$     973    Wachovia Bank Commercial Mortgage Trust(a)         4.61%         5/15/2044      $      983
                                                                                             ----------
             Total Financials                                                                   159,875
                                                                                             ----------
             Total Commercial Mortgage Securities (cost: $131,981)                              159,875
                                                                                             ----------

             U.S. GOVERNMENT AGENCY ISSUES (0.0%)(m)

             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
       46    Government National Mortgage Assn. I               6.50          5/15/2023              52
       40    Government National Mortgage Assn. I               6.50          4/15/2024              46
       19    Government National Mortgage Assn. I               7.50          3/15/2017              20
       20    Government National Mortgage Assn. I               7.50          3/15/2017              22
        6    Government National Mortgage Assn. I               8.00          6/15/2016               7
        4    Government National Mortgage Assn. I               8.00          9/15/2016               4
        7    Government National Mortgage Assn. I               8.00         11/15/2016               8
        3    Government National Mortgage Assn. I               8.50          6/15/2016               3
        4    Government National Mortgage Assn. I               8.50          6/15/2016               4
        8    Government National Mortgage Assn. I               8.50          7/15/2016               9
        1    Government National Mortgage Assn. I               8.50          9/15/2016               2
        7    Government National Mortgage Assn. I               8.50         12/15/2016               7
       13    Government National Mortgage Assn. I               8.50         12/15/2016              14
        1    Government National Mortgage Assn. I               8.50          1/15/2017               1
        4    Government National Mortgage Assn. I               8.50          1/15/2017               5
        1    Government National Mortgage Assn. I               8.50          2/15/2017               1
        1    Government National Mortgage Assn. I               9.00          6/15/2016               1
        1    Government National Mortgage Assn. I               9.00          7/15/2016               1
        1    Government National Mortgage Assn. I               9.00          8/15/2016               1
        1    Government National Mortgage Assn. I               9.00          9/15/2016               1
        1    Government National Mortgage Assn. I               9.00         10/15/2016               1
        6    Government National Mortgage Assn. I               9.50          9/15/2016               6
        2    Government National Mortgage Assn. I               9.50         11/15/2016               2
        2    Government National Mortgage Assn. I               9.50         11/15/2016               2
        5    Government National Mortgage Assn. I               9.50          4/15/2017               5
                                                                                             ----------
             Total U.S. Government Agency Issues (cost: $203)                                       225
                                                                                             ----------

             U.S. TREASURY SECURITIES (0.0%)

             BONDS (0.0%)
      290    0.03%, 6/16/2011(j),(n)                                                                290
                                                                                             ----------
             Total U.S. Treasury Securities (cost: $290)                                            290
                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (0.2%)

             CASINOS & GAMING (0.1%)
$   4,000    Mashantucket (Western) Pequot Tribe,
               acquired 7/29/2005 and 10/05/2009;
               cost $3,410(d),(f),(l)                           5.91%         9/01/2021      $    1,561
    1,775    Seneca Nation of Indians Capital
               Improvements Auth.(a)                            6.75         12/01/2013           1,758
                                                                                             ----------
                                                                                                  3,319
                                                                                             ----------
             SPECIAL ASSESSMENT/TAX/FEE (0.1%)
    1,625    Erie County Tobacco Asset Securitization Corp.(a)  6.00          3/31/2025           1,406
                                                                                             ----------
             Total Municipal Bonds (cost : $6,767)                                                4,725
                                                                                             ----------
             Total Bonds (cost: $644,193)                                                       745,214
                                                                                             ----------

             MONEY MARKET INSTRUMENTS (3.2%)

             COMMERCIAL PAPER (0.2%)

             MATERIALS (0.2%)
             ----------------
             PAPER PACKAGING (0.2%)
    4,593    Sonoco Products Co.                                0.32          6/01/2011           4,593
                                                                                             ----------

-------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (3.0%)
68,738,244   State Street Institutional Liquid Reserve Fund, 0.11(o)                             68,738
                                                                                             ----------
             Total Money Market Instruments (cost: $73,331)                                      73,331
                                                                                             ----------

================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                                                            VALUE
(000)        SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.1%)

             REPURCHASE AGREEMENTS (0.0%)
$        1   Credit Suisse Securities, 0.11%, acquired on 5/31/2011
               and due 6/01/2011 at $1 (collateralized by $5 of Freddie
               Mac(m),(+), 1.56%, due 3/21/2016;market value $5)                             $        1
        44   Deutsche Bank Securities, Inc., 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $44 (collateralized by $45 of
               Farmer Mac(m),(+), 0.09%(j), due 6/24/2011;
               market value $45)                                                                     44
                                                                                             ----------
             Total Repurchase Agreements                                                             45
                                                                                             ----------

-------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.1%)
    10,419   Blackrock Liquidity Funds Tempfund, 0.10%(o)                                            10
25,821,474   Fidelity Institutional Money Market Portfolio, 0.16%(o)                             25,821
                                                                                             ----------
             Total Money Market Funds                                                            25,831
                                                                                             ----------
             Total Short-Term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $25,876)                                 25,876
                                                                                             ----------

             TOTAL INVESTMENTS (COST: $2,001,001)                                            $2,302,528
                                                                                             ==========

-------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.0%)
     2,000   Put - iShares MSCI EAFE Index expiring July 16, 2011 at 60                             228
     5,000   Put - iShares MSCI EAFE Index expiring June 18, 2011 at 59                             117
     2,500   Put - iShares MSCI Emerging Market Index expiring June 18, 2011 at 45                   28
       200   Put - Russell 2000 Index expiring June 18,2011 at 780                                   25
       200   Put - S&P 500 Index expiring July 16, 2011 at 1,310                                    301
       150   Put - S&P 500 Index expiring June 18, 2011 at 1,280                                     36
       300   Put - S&P 500 Index expiring June 18, 2011 at 1,290                                     94
       200   Put - S&P 500 Index expiring June 18, 2011 at 1,300                                     85
       200   Put - S&P 500 Index expiring June 18, 2011 at 1,310                                    107
                                                                                             ----------

             TOTAL PURCHASED OPTIONS (COST: $2,679)                                          $    1,021
                                                                                             ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER OF                                                                                        VALUE
CONTRACTS    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             WRITTEN OPTIONS (0.1%)
  (2,000)    Call - iShares MSCI EAFE Index expiring July 16, 2011 at 63                    $     (112)
  (3,000)    Call - iShares MSCI EAFE Index expiring June 18, 2011 at 62                          (244)
  (2,000)    Call - iShares MSCI EAFE Index expiring June 18, 2011 at 63                           (71)
    (200)    Call - Russell 2000 Index expiring June 18, 2011 at 820                              (696)
    (650)    Call - S&P 500 Index expiring June 18, 2011 at 1,340                               (1,128)
    (160)    Call - S&P 500 Index expiring June 18, 2011 at 1,350                                 (186)
    (200)    Call - S&P 500 Index expiring June 18, 2011 at 1,380                                  (42)
  (6,200)    Put - iShares MSCI EAFE Index expiring June 18, 2011 at 54                            (37)
  (2,000)    Put - iShares MSCI Emerging Market Index expiring June 18, 2011 at 43                  (8)
    (200)    Put - Russell 2000 Index expiring June 18, 2011 at 720                                 (5)
    (200)    Put - S&P 500 Index expiring July 16, 2011 at 1,210                                   (69)
    (300)    Put - S&P 500 Index expiring June 18, 2011 at 1,170                                   (13)
    (400)    Put - S&P 500 Index expiring June 18, 2011 at 1,200                                   (22)
    (150)    Put - S&P 500 Index expiring June 18, 2011 at 1,230                                   (12)
                                                                                            ----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $2,451)                              $   (2,645)
                                                                                            ==========

------------------------------------------------------------------------------------------------------
                                                                                           UNREALIZED
NUMBER OF                                                                CONTRACT         APPRECIATION/
CONTRACTS                                                   EXPIRATION     VALUE         (DEPRECIATION)
LONG/(SHORT) SECURITY                                         DATE         (000)                  (000)
------------------------------------------------------------------------------------------------------
             FUTURES (1.6%)
       29    DJ Euro Stoxx 50 Index                         6/17/2011     $ 1,192          $        9
       12    FTSE 100 Index                                 6/17/2011       1,178                  22
       22    Nikkei 225 Index                               6/09/2011       1,071                 (33)
      218    Russell 2000 Mini Index                        6/17/2011      18,482               1,011
      212    S&P 500 E-Mini Index                           6/17/2011      14,245                 427
        1    Topix Index                                    6/10/2011         103                 (12)
                                                                          ---------------------------

             TOTAL FUTURES                                                $36,271          $    1,424
                                                                          ===========================

------------------------------------------------------------------------------------------------------
             FORWARD                                                     CONTRACT           UNREALIZED
NUMBER OF    CURRENCY                                      SETTLEMENT      VALUE          DEPRECIATION
CONTRACTS    CONTRACTS                                       DATE          (000)                 (000)
------------------------------------------------------------------------------------------------------
             CONTRACTS TO SELL (0.0%)
1,566,000    Euro                                           6/23/2011      $2,252                 $(8)
                                                                           --------------------------

             RECEIVABLE AMOUNT ($2,244)                                    $2,252                 $(8)
                                                                           ==========================

================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                       $  530,150            $      -         $    -   $  530,150
  Preferred Securities                     4,218              30,162          5,950       40,330
  Warrants                                     -                   -              -            -
  Investment Companies                   190,490                   -              -      190,490
International Equity Securities:
  Common Stocks                          298,192                   -              -      298,192
  Preferred Securities                    10,111              11,707              -       21,818
  Rights                                      37                   -              -           37
  Investment Companies                   257,428                   -              -      257,428
Precious Metals and Minerals Securities:
  Gold                                    72,552                   -              -       72,552
  Platinum Group Metals                    7,029                   -              -        7,029
  Silver                                     738                   -              -          738
Global Real Estate Equity Securities:
  Common Stocks                           12,350                   -              -       12,350
  Preferred Securities                         -               6,916              -        6,916
  Alternative Investment Strategies       20,077                   -              -       20,077
Bonds:
  Corporate Obligations                        -             515,114              -      515,114
  Eurodollar and Yankee Obligations            -              55,467              -       55,467
  Asset-Backed Securities                      -               9,518              -        9,518
  Commercial Mortgage Securities               -             159,875              -      159,875
  U.S. Government Agency Issues                -                 225              -          225
  U.S. Treasury Securities                     -                 290              -          290
  Municipal Bonds                              -               4,725              -        4,725
Money Market Instruments:
  Commercial Paper:
    Materials                                  -               4,593              -        4,593
  Money Market Funds                      68,738                   -              -       68,738
Short-Term Investments Purchased With
  Cash Collateral from Securities Loaned:
  Repurchase Agreements                        -                  45              -           45
  Money Market Funds                      25,831                   -              -       25,831
Purchased Options                          1,021                   -              -        1,021
Futures*                                   1,424                   -              -        1,424
------------------------------------------------------------------------------------------------
Total                                 $1,500,387            $798,636         $5,950   $2,304,973
------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES            FOR IDENTICAL LIABILITIES              INPUTS          INPUTS       TOTAL
------------------------------------------------------------------------------------------------
Written Options                          $(2,645)                 $-              $-     $(2,645)
Forward Currency Contracts to Sell*           (8)                  -               -          (8)
------------------------------------------------------------------------------------------------
Total                                    $(2,653)                 $-              $-     $(2,653)
------------------------------------------------------------------------------------------------

*Futures and forward currency contracts are valued at the unrealized appreciation/depreciation on the investment.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------
                                                                      PREFERRED
                                                                     SECURITIES
-------------------------------------------------------------------------------
Balance as of May 31, 2010                                               $5,600
Purchases                                                                     -
Sales                                                                         -
Transfers into Level 3                                                        -
Transfers out of Level 3                                                      -
Net realized gain (loss)                                                      -
Change in net unrealized appreciation/depreciation                          350
-------------------------------------------------------------------------------
Balance as of May 31, 2011                                               $5,950
-------------------------------------------------------------------------------

For the period of June 1, 2010, through May 31, 2011, common stocks with a fair value of $222,778,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to to the close of the U.S. securities markets. At May 31, 2011, it was not necessary to adjust the closing prices for these securities. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

52  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2011

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 30.9% of net assets at May 31, 2011.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

    prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT    Real estate investment trust

    SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor'S Depositary Receipts, which tracks the
            S&P 500 Index. SPDRs are traded on securities exchanges.

================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at May 31, 2011.

    (b)  The security, or a portion thereof, was out on loan as of May 31, 2011.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2011.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (e) Security was fair valued at May 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  55

================================================================================

         of these securities at May 31, 2011, was $3,605,000, which represented 0.2% of the Fund's net assets.

    (g) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2011.

    (h) At May 31, 2011, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

    (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) At May 31, 2011, the aggregate market value of securities purchased on a delayed-delivery basis was $10,638,000.

    (l) Currently the issuer is in default with respect to interest and/or principal payments.

    (m) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association
         (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into

================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================

         purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

    (n) Securities with a value of $290,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (o) Rate represents the money market fund annualized seven-day yield at May 31, 2011.

    (p) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Trust's Board of Trustees, unless otherwise noted as illiquid.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2011
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
    on loan of $25,100) (cost of $2,001,001)                                    $2,302,528
  Purchased options, at market value (cost of $2,679)                                1,021
  Cash                                                                               5,583
  Cash denominated in foreign currencies (identified cost of $1,457)                 1,542
  Receivables:
    Capital shares sold                                                              1,537
    USAA Investment Management Company (Note 6D)                                        21
    Dividends and interest                                                          12,991
    Securities sold                                                                 37,160
    Options sold                                                                       114
    Other                                                                              114
  Variation margin on futures contracts                                              1,513
                                                                                ----------
      Total assets                                                               2,364,124
                                                                                ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                25,876
    Securities purchased                                                            37,531
    Options purchased                                                                  414
    Capital shares redeemed                                                          1,601
  Unrealized depreciation on foreign currency contracts held, at value                   5
  Written options, at market value (premiums received of $2,451)                     2,645
  Accrued management fees                                                            1,516
  Accrued transfer agent's fees                                                         41
  Other accrued expenses and payables                                                  246
                                                                                ----------
    Total liabilities                                                               69,875
                                                                                ----------
      Net assets applicable to capital shares outstanding                       $2,294,249
                                                                                ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $2,269,532
  Accumulated undistributed net investment income                                   21,099
  Accumulated net realized loss on investments, options, and
    futures transactions                                                          (297,623)
  Net unrealized appreciation of investments, options, and futures contracts       301,099
  Net unrealized appreciation of foreign currency translations                         142
                                                                                ----------
      Net assets applicable to capital shares outstanding                       $2,294,249
                                                                                ==========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                                    95,404
                                                                                ==========
  Net asset value, redemption price, and offering price per share               $    24.05
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2011
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $915)                             $ 28,607
  Interest                                                                        49,943
  Securities lending (net)                                                           603
                                                                                --------
    Total income                                                                  79,153
                                                                                --------
EXPENSES
  Management fees                                                                 16,446
  Administration and servicing fees                                                3,152
  Transfer agent's fees                                                            5,699
  Custody and accounting fees                                                        654
  Postage                                                                            305
  Shareholder reporting fees                                                         145
  Trustees'fees                                                                       13
  Registration fees                                                                   61
  Professional fees                                                                  143
  Other                                                                               45
                                                                                --------
    Total expenses                                                                26,663
  Expenses paid indirectly                                                            (1)
  Expenses reimbursed                                                               (352)
                                                                                --------
    Net expenses                                                                  26,310
                                                                                --------
NET INVESTMENT INCOME                                                             52,843
                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments:
      Unaffiliated transactions                                                  161,368
      Affiliated transactions (Note 8)                                                96
    Payment from USAA Investment Management
      Company for loss realized on disposal of
      investment in error (Note 6D)                                                   10
    Foreign currency transactions                                                    (88)
    Options                                                                      (33,153)
    Futures transactions                                                           2,530
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                  213,773
    Foreign currency translations                                                    144
    Options                                                                       (1,932)
    Futures contracts                                                              1,619
                                                                                --------
        Net realized and unrealized gain                                         344,367
                                                                                --------
  Increase in net assets resulting from operations                              $397,210
                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                        2011           2010
-------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                          $   52,843      $   60,526
  Net realized gain on investments                                  161,464         154,658
  Payment from USAA Investment Management Company for
    loss realized on disposal of investment in error (Note 6D)           10               -
  Net realized loss on foreign currency transactions                    (88)           (197)
  Net realized loss on options                                      (33,153)        (17,969)
  Net realized gain on futures transactions                           2,530             824
  Change in net unrealized appreciation/depreciation of:
    Investments                                                     213,773         160,416
    Foreign currency translations                                       144            (205)
    Options                                                          (1,932)           (620)
    Futures contracts                                                 1,619            (575)
                                                                 --------------------------
    Increase in net assets resulting from operations                397,210         356,858
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (57,024)        (57,537)
                                                                 --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                         322,631         274,468
  Reinvested dividends                                               56,291          56,774
  Cost of shares redeemed                                          (349,012)       (310,364)
                                                                 --------------------------
    Increase in net assets from capital share transactions           29,910          20,878
                                                                 --------------------------
  Net increase in net assets                                        370,096         320,199
NET ASSETS
  Beginning of year                                               1,924,153       1,603,954
                                                                 --------------------------
  End of year                                                    $2,294,249      $1,924,153
                                                                 ==========================
Accumulated undistributed net investment income:
  End of year                                                    $   21,099      $   28,862
                                                                 ==========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                        14,328           13,623
  Shares issued for dividends reinvested                              2,492            2,771
  Shares redeemed                                                   (15,611)         (15,378)
                                                                 ---------------------------
    Increase in shares outstanding                                    1,209            1,016
                                                                 ===========================

See accompanying notes to financial statements.

================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

     1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

         is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

     3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

     4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

     5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================

         the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

     6. Repurchase agreements are valued at cost, which approximates market value.

     7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

     8.  Options are valued by a pricing service at the National Best Bid/Offer
         (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

     9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

     Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

     Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, valued based on methods discussed in Note A5; commercial paper, which is valued at amortized cost, and repurchase agreements valued at cost, which approximates fair value.

     Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

     For the securities valued using significant unobservable inputs at the end of the period, market quotations were not available from

================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

     FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

     the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

     OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

     Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

     Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized

================================================================================

66  | USAA Cornerstone Strategy Fund

================================================================================

     gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

     FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

     into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

     FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2011*
     (IN THOUSANDS)

                                      ASSET DERIVATIVES               LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                                 STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT ACCOUNTED        ASSETS AND                      ASSETS AND
FOR AS HEDGING                   LIABILITIES                     LIABILITIES
INSTRUMENTS                      LOCATION            FAIR VALUE  LOCATION               FAIR VALUE
--------------------------------------------------------------------------------------------------
Equity contracts                 Purchased           $2,445**    Written options          $2,645
                                 options; Net
                                 unrealized
                                 appreciation of
                                 investments,
                                 options, and
                                 futures contracts
--------------------------------------------------------------------------------------------------
Foreign exchange contracts       Unrealized               -      Unrealized                  8**
                                 appreciation of                 depreciation
                                 foreign currency                of foreign currency
                                 translations                    translations
--------------------------------------------------------------------------------------------------
Total                                                $2,445                             $2,653
--------------------------------------------------------------------------------------------------

     *For open derivative instruments as of May 31, 2011, see the portfolio of investments, which is also indicative of activity for the period-ended May 31, 2011.
    **Includes cumulative appreciation (depreciation) of futures and forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

68  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011 (IN THOUSANDS)

DERIVATIVES                                                           CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                       APPRECIATION
FOR AS HEDGING     OPERATIONS                REALIZED GAIN (LOSS)     (DEPRECIATION)
INSTRUMENTS        LOCATION                  ON DERIVATIVES           ON DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts   Net realized              $(30,623)                   $(313)
                   gain (loss) on
                   options and futures
                   transactions/Change
                   in net unrealized
                   appreciation/
                   depreciation of options
                   and futures contracts
------------------------------------------------------------------------------------------
Foreign            Net realized                    (3)                    (33)
exchange           gain (loss) on
contracts*         foreign currency
                   transactions/Change
                   in net unrealized
                   appreciation/
                   depreciation of foreign
                   currency translations
------------------------------------------------------------------------------------------
Total                                        $(30,626)                   $(346)
------------------------------------------------------------------------------------------

     *Includes forward currency contracts as reported on the portfolio of investments, which are reported as a component of foreign currency transactions/translations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

     securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

     1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

     2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the

================================================================================

70  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2011, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,620,000.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2011, custodian and other bank credits reduced the Fund's expenses by $1,000. For the year ended May 31, 2011, the Fund did not incur any brokerage commission recapture credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2011, the Fund paid CAPCO facility fees of $7,000, which represents 4.4% of the total fees paid to CAPCO by the

================================================================================

72  | USAA CORNERSTONE STRATEGY FUND

================================================================================

USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, passive foreign investment corporations gains and losses, and iGap adjustments resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $10,000, decrease accumulated undistributed net investment income by $3,582,000, and decrease accumulated net realized loss on investments by $3,592,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2011, and 2010, was as follows:

                                        2011                           2010
                                    ------------------------------------------
Ordinary income*                    $57,024,000                    $57,537,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $ 22,382,000
Accumulated capital and other losses                              (275,878,000)
Unrealized appreciation of investments                             295,267,000
Unrealized appreciation on foreign currency translations               142,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments. The difference between book-basis and tax-basis unrealized appreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended May 31, 2011, the Fund utilized capital loss carryovers of $148,078,000 to offset capital gains. At May 31, 2011, the Fund had a current post-October currency loss of $78,000 and capital loss carryovers of $275,800,000, for federal income tax purposes, which are not offset by subsequent capital gains, will expire in 2018. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended May 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2011, were $2,357,484,000 and $2,440,925,000, respectively.

================================================================================

74  | USAA CORNERSTONE STRATEGY FUND

================================================================================

As of May 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $2,008,282,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2011, for federal income tax purposes, were $323,022,000 and $27,755,000, respectively, resulting in net unrealized appreciation of $295,267,000.

For the year ended May 31, 2011 transactions in written call and put options* were as follows:

                                                                         PREMIUMS
                                                   NUMBER OF             RECEIVED
                                                   CONTRACTS             (000's)
                                                   ------------------------------
Outstanding at May 31, 2010                           1,024             $  1,102
Options written                                     264,749               30,394
Options terminated in closing
  purchase transactions                            (202,141)             (23,033)
Options expired                                     (45,972)              (6,012)
                                                   ------------------------------
Outstanding at May 31, 2011                          17,660             $  2,451
                                                   ==============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2011, the Fund received securities-lending income of $603,000, which is net of the 20% income retained by ClearLend. As of May 31, 2011, the Fund loaned securities having a fair market value of approximately $25,100,000 and received cash collateral of $25,876,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6)  TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

     The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued

================================================================================

76  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

     (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

     For the year ended May 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $16,446,000, which included a 0.03% performance adjustment of $685,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch), Credit Suisse Asset Management, LLC (Credit Suisse), and Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager), Credit Suisse directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. stocks (as allocated from time to time by the Manager), and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

     The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the year ended May 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $537,000.

     The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average net assets that Credit Suisse manages. For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $587,000.

     The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to QMA, of $388,000.

     Effective January 31, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group).

================================================================================

78  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to CSSU's Volaris Group, of $261,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,152,000.

     In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2011, the Fund reimbursed the Manager $66,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2011, to limit the annual expenses of the Fund to 1.28% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2010, the Fund's expense limitation was 1.19% of average annual net assets. For the year ended May 31, 2011, the Fund incurred reimbursable expenses of $352,000, of which $21,000 was receivable from the Manager.

     For the period ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

E.   TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a
     USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,699,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7)  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8)  SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                    COST TO       GAIN (LOSS) TO
      SELLER                 PURCHASER             PURCHASER          SELLER
--------------------------------------------------------------------------------
USAA Cornerstone       USAA Intermediate-Term     $3,520,000         $96,000
 Strategy Fund          Bond Fund

(9)  NEW ACCOUNTING PRONOUNCEMENTS

     FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial

================================================================================

80  | USAA CORNERSTONE STRATEGY FUND

================================================================================

     reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------
                                           2011            2010           2009            2008            2007
--------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period                $    20.43      $    17.21     $    24.17      $    28.51      $    26.50
                                     -------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                      .57             .65            .57             .46             .40
 Net realized and unrealized
  gain (loss)                              3.67(d)         3.19          (7.02)          (1.16)           4.38
                                     -------------------------------------------------------------------------
Total from investment operations           4.24            3.84          (6.45)           (.70)           4.78
                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (.62)           (.62)          (.51)           (.44)           (.53)
 Realized capital gains                       -               -              -           (3.20)          (2.24)
                                     -------------------------------------------------------------------------
Total distributions                        (.62)           (.62)          (.51)          (3.64)          (2.77)
                                     -------------------------------------------------------------------------
Net asset value at end of period     $    24.05      $    20.43     $    17.21      $    24.17      $    28.51
                                     =========================================================================
Total return (%)*                         20.93(d)        22.31         (26.39)          (2.79)          18.82(a)
Net assets at end of period (000)    $2,294,249      $1,924,153     $1,603,954      $2,243,804      $2,193,361
Ratios to average net assets:**
 Expenses (%)(b)                           1.25(e)         1.19           1.19            1.19            1.19(a)
 Expenses, excluding
  reimbursements (%)(b)                    1.27            1.31           1.37            1.21            1.19(a)
 Net investment income (%)                 2.51            3.23           3.23            2.06            1.68
Portfolio turnover (%)                      117             151            162             175(c)          127

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 **  For the year ended May 31, 2011, average net assets were $2,102,988,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(d) For the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement on the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(e) Effective October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.19%.

================================================================================

82  | USAA CORNERSTONE STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2010, through May 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

================================================================================

                                                           EXPENSE EXAMPLE |  83

================================================================================

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                     EXPENSES PAID
                                   BEGINNING          ENDING         DURING PERIOD*
                                 ACCOUNT VALUE     ACCOUNT VALUE   DECEMBER 1, 2010 -
                                DECEMBER 1, 2010    MAY 31, 2011      MAY 31, 2011
                                -----------------------------------------------------
Actual                              $1,000.00        $1,105.40            $6.72

Hypothetical
 (5% return before expenses)         1,000.00         1,018.55             6.44

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 10.54% for the six-month period of December 1, 2010, through May 31, 2011.

================================================================================

84  | USAA CORNERSTONE STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies;
(ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus

================================================================================

                                                       ADVISORY AGREEMENTS |  85

================================================================================

is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

================================================================================

86  | USAA CORNERSTONE STRATEGY FUND

================================================================================

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current voluntary undertakings to maintain

================================================================================

                                                       ADVISORY AGREEMENTS |  87

================================================================================

expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2010, and was lower than the average of its performance universe but above its Lipper index for the five-year period ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2010, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2010. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance. The Board also noted the Fund's more recent improved performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees and had agreed to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

88  | USAA CORNERSTONE STRATEGY FUND

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to

================================================================================

                                                       ADVISORY AGREEMENTS |  89

================================================================================

comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be

================================================================================

90  | USAA CORNERSTONE STRATEGY FUND

================================================================================

provided by each Subadviser, and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  91

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of May 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

92  | USAA CORNERSTONE STRATEGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, And Vice Chair of the Board Of Trustees
Born: December 1960
Year Of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

94  | USAA CORNERSTONE STRATEGY FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)   Member of Executive Committee
   (3)   Member of Audit Committee
   (4)   Member of Pricing and Investment Committee
   (5)   Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+)   Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

96  | USAA CORNERSTONE STRATEGY FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. BOX 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At usaa.com click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)             10%

   =============================================================================
   23405-0711                                (C)2011, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2011 and 2010 were $304,929 and $280,916, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

           APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    08/01/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    08/01/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    08/01/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.